UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 19, 2013

GREEN 4 MEDIA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-177305	45-2511250
(Commission File Number)	(IRS Employer Identification No.)

9650 Scranton Road, Suite 350, San Diego, CA 92121
(Address of Principal Executive Offices)

858-210-4200
(Registrant's Telephone Number, Including Area Code)

PO Box 1108, Kamuela, HI, 96743
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance.  These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements.  These forward-looking statements are identified by, among other things, the words "anticipates", "believes", "estimates", "expects", "plans", "projects", "targets" and similar expressions.  Statements in this report concerning the following are forward looking statements:

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future financial and operating results;

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our ability to fund operations and business plans, and the timing of any funding or corporate development transactions we may pursue;

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the ability of our suppliers to provide products or services in the future of an acceptable quality on a timely and cost-effective basis;

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expectations concerning market acceptance of our products;

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current and future economic and political conditions;

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overall industry and market trends;

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management’s goals and plans for future operations; and

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other assumptions described in this report underlying or relating to any forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.  Except to the extent required by applicable securities laws, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Important factors that may cause actual results to differ from those projected include the risk factors specified below.

USE OF DEFINED TERMS

Except where the context otherwise requires and for the purposes of this report only:

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"we," "us," "our" and "Company" refer to the business of Green 4 Media, Inc.;

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"Exchange Act" refers to the United States Securities Exchange Act of 1934, as amended;

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"SEC" refers to the United States Securities and Exchange Commission;

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"Securities Act" refers to the United States Securities Act of 1933, as amended;

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“FHV-LLC” refers to the business and operations of our subsidiary, Fresh Healthy Vending LLC, prior to the completion of the transaction described herein;

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“FHV-Cal” refers to the business and operations of  FHV Holdings Corp, prior to the completion of the transaction described herein; and

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"U.S. dollars," "dollars" and "$" refer to the legal currency of the United States.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As reported in our Form 8-K as filed with the Commission on July 19, 2013, on July 15, 2013, our Board of Directors approved a stock split (“Stock Split”) in the form of a stock dividend to holders of 575,000 shares of our common stock as of July 19, 2013 (common stock shares reduced by cancellation of 1,000,000 shares of our common stock as described below).  Each recipient of the stock dividend will receive 10.67165 additional shares of common stock for every share of common stock held.  Unless otherwise noted, all share numbers shown herein reflect the effects of the approved stock split.

On July 19, 2013 (the "Closing Date") our wholly owned subsidiary FHV Acquisition Corp. completed a Reorganization and Asset Acquisition Agreement dated July 19, 2013 (the “Acquisition Agreement”) with FHV Holdings Corp, a California corporation (“FHV-Cal”) (the “FHV Acquisition”).  Pursuant to the terms of the Acquisition Agreement, we issued (i) 15,648,278 shares of our Company's common stock (as adjusted for the Stock Split) to FHV-Cal, in exchange for all FHV-Cal’s assets as of the Closing Date.  FHV-Cal’s principal asset consists of the operations and assets of Fresh Healthy Vending LLC, a California limited liability company (“FHV LLC”).  The shares of our Company’s common stock described herein are to be distributed to the sole shareholder of FHV-Cal, a trust operated for the benefit of and controlled by Nicholas Yates.

On July 19, 2013, we completed the sale of 2,788,369 shares of our common stock to 18 purchasers (“Stock Sale”) in exchange for cash proceeds totaling $1,210,000 (approximately $1,190,000 net of estimated related costs in connection with the transaction).

In connection with the Acquisition Agreement, we entered into a Business Transfer and Indemnity Agreement dated July 22, 2013 (the “Indemnity Agreement”) with our former Chief Executive Officer Daniel Duval providing for:

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The sale to Mr. Duval of our business existing on the date of the Indemnity Agreement (the “GEEM Business”);

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The assumption by Mr. Duval of all liabilities of our Company and the indemnification by Mr. Duval holding our Company harmless for any and all liabilities arising at or before the date of the Indemnity Agreement;

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The payment to Mr. Duval of $191,000 in cash; and

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The surrender by Mr. Duval of 1,000,000 shares (pre-split) of our Company’s common stock (all of which shares are to be cancelled by our Company).

At the Closing Date subsequent to the transactions described above (and giving effect to the Stock Split), we had approximately 25,147,847 shares of common stock outstanding.  We will charge the cash paid to Mr. Duval in connection with the cancellation of his shares to general and administrative expenses in the three months ended September 30, 2013.

This summary is qualified in its entirety by reference to the complete text of the Acquisition Agreement which is incorporated by reference into this report as described below.

ITEM 2.01

COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

We completed the acquisition of the assets of FHV-Cal pursuant to the Acquisition Agreement as noted in Item 1.01 above.  The FHV Acquisition was accounted for as a recapitalization effected by a share exchange, wherein FHV-LLC is considered the acquirer for accounting and financial reporting purposes.  The assets and liabilities of the acquired entity have been brought forward at their book value and no goodwill has been recognized.

Also as discussed in Item 1.01 of this Current Report, we completed the sale of the GEEM Business and entered into the Indemnity Agreement with Mr. Duval effective July 22, 2013.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

In connection the Acquisition Agreement we issued: (i) 15,648,278 shares of our common stock (adjusted for the Stock Split) to FHV-Cal.  The shares were issued in exchange for all the assets of FHV-Cal consisting principally of FHV-LLC.

The number of our shares issued to the shareholder of FHV-Cal was determined based on an arms-length negotiation.  The issuance of our shares to this shareholder was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act.

At the Closing Date, we issued a total of 2,788,369 shares of our common stock as noted in Item 1.01 above.  In instances described above where we issued securities in reliance upon Regulation D, we relied upon Rule 506 of Regulation D.  The parties who received the securities in such instances made representations that such party (a) is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (b) agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (c) has knowledge and experience in financial and business matters such that the purchaser is capable of evaluating the merits and risks of an investment in us, (d) had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (e) has no need for the liquidity in its investment in us and could afford the complete loss of such investment.  Management made the determination that the investors in instances where we relied on Regulation D are accredited investors (as defined in Regulation D) based upon management's inquiry into their sophistication and net worth.  In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

In instances described above where we indicate that we relied upon Section 4(2) of the Securities Act in issuing securities, our reliance was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by us; and (d) the securities were not broken down into smaller denominations.

ITEM 5.01

CHANGES IN CONTROL OF REGISTRANT

We had 1,575,000 shares of common stock outstanding immediately prior to the Closing Date. After giving effect to the surrender and cancellation of 1,000,000 shares of our common stock described in the Indemnity Agreement and the 11.67165 for one stock split issued in the form of a stock dividend, we had 6,711,200 shares of common stock outstanding immediately prior to the closing of the FHV-Cal Acquisition and the Stock Sale.  In connection with the closing of the FHV-Cal Acquisition and the Stock Sale, up to an additional 18,671,411 shares of our Company’s common stock will be issued to new shareholders.  As a result of the FHV-Cal Acquisition, the shareholders from the Stock Sale will own approximately 11.1% of the outstanding common stock of our Company and FHV-Cal will own approximately 62.2% of the outstanding common stock of our Company.

Reference is made to the beneficial ownership table disclosure set forth under the heading “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” of this Current Report, which disclosure is incorporated herein by reference, regarding the identity of the persons who acquired control of our Company, and their percentage ownership of voting securities of our Company as of the Closing Date.

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICER; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICER

Upon the closing of the Acquisition Agreement, as of July 19, 2013, Daniel Duval our Chief Executive Officer and Chief Financial Officer submitted his resignation letter pursuant to which he resigned from all offices of our company, but agreed to remain a director for an indeterminate period to assist in transitional matters that may arise after the merger.  Cheryl Jackson, previously a member of our Board of Directors, resigned from all offices of our Company and from our Board of Directors.

On July 19, 2013, in connection with the closing of the Acquisition Agreement, Alex Kennedy and Nicholas Yates were appointed to our Board of Directors.

On July 19, 2013, Alex Kennedy was appointed our Chief Executive Officer.  Jonathan Shultz was appointed our Chief Financial Officer and Treasurer and Nicholas Yates was appointed Vice President in charge of corporate owned vending locations and routes.  For certain biographical and other information regarding the newly appointed officer and directors, see “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT”, which disclosures are incorporated herein by reference.

PRELIMINARY NOTE

Please note that the information provided below relates to the combined enterprises after the acquisition of the assets of FHV-Cal, except that information relating to periods prior to the date of the reverse acquisition only relate to FHV-Cal and its wholly-owned limited liability corporation, Fresh Healthy Vending LLC (“FHV-LLC”) unless otherwise specifically indicated.

DESCRIPTION OF BUSINESS

Business

FHV LLC is a Franchise Development Company and operator of Company-owned vending machines that makes healthy eating more convenient through access to high quality healthy foods at high foot traffic vending destinations. We and our franchisees operate 1,775 vending machines offering natural, organic and healthy food and beverage products throughout North America, the Bahamas and Puerto Rico. Our obligations to each franchisee include securing locations for the healthy vending machines they purchase. We offer over 6,000 healthy food and beverage vending products via an exclusive eCommerce platform and we train each franchisee at our San Diego headquarters.  We provide dedicated account management and ongoing customer service to our franchisees.

History

We are a public company listed under the symbol “GEEM.”  We were incorporated in the State of Nevada on June 8, 2011 as Green 4 Media, Inc.  Through the Closing Date, we were an eco-marketing and advertising company (“GEEM Business”).  On July 22, 2013, we entered into the Indemnity Agreement and in connection with that agreement we transferred the GEEM Business to our former Chief Executive Officer.

On July 19, 2013, our wholly owned subsidiary FHV Acquisition Corp. completed the FHV Acquisition, effectively acquiring FHV-LLC.  FHV-LLC was formed as a limited liability company in California in 2010 as a franchisor of healthy drinks and snack vending machines.  Including the operating history of YoNaturals whose assets were contributed to FHV-LLC in August 2010, we have a combined seven year operating history in vending machines providing food and beverages.

The Industry and the Overall Market

We are both a franchisor of vending machine operations and an operator of vending machines.  In the franchise market, 2012 saw the first positive growth in the number of franchise establishments since 2008 according to the IFA’s annual Franchise Business Economic Outlook report (compiled by HIS Global Insight).  This growth is expected to continue in 2013 at the rate of 1.4%.  The vending machine industry saw the total dollar volume in machine sales rise to $43 billion in 2011 (the last year reported by the Vending Times 2012 Census of the Industry) from $42.2 billion in 2010 (a 1.9% increase).

According to the report “A Roadmap for Simultaneously Developing the Supply and Demand for Energy Efficient Beverage Vending Machines,” there are approximately 2.5 million food and beverage vending machines in the United States.  We have estimated that 35% of these vending machines are situated in locations that meet our Company’s minimum demographic and foot-traffic requirements for placement.

Vending Technology

We have developed a fully compliant cash and cashless vending platform to readily monitor the locations of our franchisees’ and our machines.  We help them and us to grow business with onsite and virtual management tools, including as an example, wireless remote monitoring telemetry software. Our vending standards are UL (“Underwriters Laboratories”) recognized, among the highest in the industry.  This ensures food temperature compliance which includes auto-contingency processes should electrical or hardware malfunction.  These processes ensure that ambient air stays within specified parameters at all times. Our third-party cashless technology ensures the highest level of data and network compliance so that customers’ information is kept secure at all times while ensuring complete transparency. As a result we generally handle little if any cash in the process. All transactions are managed by fully reliable third parties to ensure full financial compliance with local and national laws and regulations.

Products

We provide a portfolio of fresh, organic and all-natural snacks and drinks. All products are available via our Company’s exclusive E-commerce website and for franchisees only. We also create custom menus for each franchisee specific to each location type based on their guidelines, requests and demographics.  We have developed customized menus that meet and exceed school and State nutrition guidelines nationwide, facilitating the placement of machines in schools.  We deliver our products to the Franchisee within 2-5 business days of order with free delivery nationwide.

Competition

The vending industry is large, highly fragmented and consolidating as the market leaders acquire regional vending companies to fulfill their real-estate expansion plans or acquire privately-held service verticals.  We believe we have laid the foundation for a national health vending operation with built-in, long-term service agreements and residual product and inventory sales.  We believe our business model offers competitive advantages including the following.

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We focus on healthier food included in school vending machines.  Federal guidelines have been established that aim to counter youth obesity while improving student nutrition.  Such rules work to discourage our competitors’ fare to be marketed to schools.  According to Ned Monroe, senior vice-president for government affairs for the National Automatic Merchandising Association, “There were fewer and fewer operators handling school accounts because it was a tough process to find products that met the patchwork of school guidelines.” In fact, “the trade group estimates that just 10 percent of its vending operator members sell in schools now, down from about 25 percent a decade ago.”

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We outsource non-core functions to third-party vendors. Outsourced services include: machine manufacturing, transport, location set-up, maintenance, inventory, food management and ordering, payment processing, and cash management. This has historically given us added financial resources to invest in new services for Franchisees and in providing them with additional cost savings (such as cost of foods and beverages). By operating with a lean, low-cost administrative model, we focus on what we believe to be our operating strengths, namely marketing and selling new franchisees and implementing new ways to help them grow.

Our Employees

We had approximately 27 full-time employees as of June 30, 2013 and three contracted positions.  None of our employees are subject to collective bargaining agreements.

Seasonality

We do not expect that our business will experience significant seasonality other than that resulting from vending machine sales within schools.

RISK FACTORS

An investment in our common stock involves a high degree of risk.  You should carefully consider the risks described below, together with all of the other information included in this Current Report, before making an investment decision.  If any of the following risks actually occurs, our business, financial condition or results of operations could suffer.  In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.  The list of Risk Factors below does not portend to be all-inclusive.  There may be additional risks associated with our Company, our business including the regulatory environment in which we operate, our industry, an investment in our common stock and/or other factors related to our Company.  You should read the section entitled "Special Notes Regarding Forward-Looking Statements" for a discussion of what types of statements are forward-looking statements as well as the significance of such statements in the context of this report.

RISKS RELATED TO OUR BUSINESS

The termination, non-renewal or renegotiation on materially adverse terms of our franchise agreements with one or more of our significant franchisees could seriously harm our business, financial condition and results of operations.  The success of our business depends in large part on our ability to maintain contractual relationships with our franchisees in profitable locations. A typical franchise agreement ranges from five to ten years and automatically renews until we or the franchisee gives notice of termination. Certain contract provisions with our franchisees vary, including product and service offerings, the fees we receive from each franchisee and the ability to cancel the contract upon notice after a certain period of time. We strive to provide direct and indirect benefits to our franchisees that are superior to, or competitive with, other franchisors and with other potential uses for the locations of our machines. If we are unable to provide our franchisees with adequate benefits, we may be unable to maintain or renew our contractual relationships on acceptable terms, causing our business, financial condition and results of operations to suffer.

Competition from other franchisors of vending machine businesses and franchisors of other businesses could impact franchise and vending machine sales and seriously harm our business, financial condition and results of operations. We strive to provide direct and indirect benefits to our franchisees that are superior to, or competitive with, other franchisors. In addition, we rely on our franchisees and the manner in which they operate their locations to attract future franchise and vending machine sales. If we are unable to provide our franchisees with adequate benefits, or if any significant number of our franchisees are not successful, we may be unable to sell franchises and vending machines to new franchisees or maintain or renew our contractual relationships with existing franchisees, causing our business, financial condition and results of operations to suffer.

The vending machine industry in which we operate is highly competitive and increased competition could reduce our sales and profitability. We compete in different markets within the vending machine industry on the basis of the uniqueness of our product offerings, the quality of our products, customer service, price and distribution.  Our markets are highly competitive.  Our competitors vary in size and many may have greater financial and marketing resources than we do.  If we cannot maintain quality and pricing that are comparable or superior to our competitors, we may not be able to grow our revenues and operating profits and may lose market share.  Competitive conditions could result in our experiencing reduced revenues, gross margins and operating results and could cause an investor in our Company to lose a substantial amount or all of its investment in our Company.

Defects, failures or security breaches in and inadequate upgrades of, or changes to, our vending machines and its accompanying software could harm our business.  The operation of our business depends on sophisticated software, hardware, computer networking and communication services that may contain undetected errors or may be subject to failures or complications. These errors, failures or complications may arise particularly when new, changed or enhanced products or services are added. Future upgrades, improvements or changes that may be necessary to expand and maintain our business could result in delays or disruptions or may not be timely or appropriately made, any of which could seriously harm our operations.  Further, certain aspects of the operating systems relating to our business are provided by third parties, including telecommunications. Accordingly, the effectiveness of these operating systems is, to a certain degree, dependent on the actions and decisions of third parties over whom we may have limited control.

Failure to adequately comply with information security policies or to safeguard against breaches of such policies could adversely affect our operations and could damage our business, reputation, financial position and results of operations.  In the process of making sales using consumer credit cards as a method of payment, we may handle and transfer such information as part of our business. These activities are subject to laws and regulations, as well as industry standards, in the United States and other jurisdictions in which our products and services are available. These requirements, which often differ materially and sometimes conflict among the many jurisdictions in which we operate, are designed to protect the privacy of consumers’ personal information and to prevent that information from being inappropriately used or disclosed. We maintain and review technical and operational safeguards designed to protect this information and generally require others with whom we work to do so as well. However, despite those safeguards, it is possible that hackers, employees acting contrary to our policies, third-party agents or others could improperly access relevant systems or improperly obtain or disclose data about our consumers, or that we may be determined not to be in compliance with applicable legal requirements and industry standards for data security, such as the Payment Card Industry guidelines. A breach or purported breach of relevant security policies that compromises consumer data or determination of non-compliance with applicable legal requirements or industry standards for data security could expose us to regulatory enforcement actions, card association or other monetary fines or sanctions, or contractual liabilities, limit our ability to provide our products and services, subject us to legal action and related costs and damage our business reputation, financial position, and results of operations.

Litigation, arbitration, mediation, regulatory actions, investigations or other legal proceedings could result in material rulings, decisions, settlements, fines, penalties or publicity that could adversely affect our business, financial condition and results of operations.  Our business has in the past been, and may in the future continue to be, party to regulatory actions, investigations, arbitration, mediation and other legal proceedings. The outcome of such proceedings is often difficult to assess or quantify. Plaintiffs, regulatory bodies or other parties may seek very large or indeterminate amounts of money from us or substantial restrictions on our business activities, or delay or inhibit the sale of new franchises and additional vending machines and the results, including the magnitude, of lawsuits, actions, settlements, decisions, and regulatory investigations and delays may remain unknown for substantial periods of time.  The cost to defend, settle or otherwise finalize lawsuits, regulatory actions, investigations, arbitrations, mediations or other legal proceedings may be significant and such proceedings may divert our management’s time.  In addition, there may be adverse publicity associated with any such developments that could decrease consumer acceptance of our products and services. As a result, litigation, arbitration, mediation, regulatory actions or investigations involving us or our affiliates may adversely affect our business, financial condition and results of operations. For further description of certain material legal proceedings, please see "Legal Proceedings" on page 27 below.

We rely in part on our franchisees, and if our franchisees cannot develop or finance their businesses, our growth and success may be affected.   We rely on our franchisees and the manner in which they operate their locations to develop and promote our business. Although we have developed criteria to evaluate and screen prospective franchisees, we cannot be certain that our franchisees will have the business acumen or financial resources necessary to operate successful franchises in their franchise areas and state franchise laws may limit our ability to terminate or modify these franchise arrangements.  Moreover, despite our training, support and monitoring, franchisees may not successfully operate vending machine routes in a manner consistent with our standards and requirements or may not hire and train qualified servicing personnel.  The failure of our franchisees to operate their franchises successfully could have a material adverse effect on us, our reputation, our brand and our ability to attract prospective franchisees and could materially adversely affect our business, financial condition or results of operations.

Franchisees may not have access to the financial or management resources that they need to launch and maintain routes and vending machines contemplated by their agreements with us or be able to find suitable sites on which to develop them, or they may elect to cease development for other reasons.  Franchisees may not be able to negotiate or retain acceptable lease terms for the sites, obtain the necessary permits and government approvals or meet opening schedules. Any of these problems could slow our growth and reduce our franchise revenues.

Additionally, a franchisee bankruptcy could have a substantial negative impact on our ability to collect payments due under such franchisee's franchise arrangements. In a franchisee bankruptcy, the bankruptcy trustee may reject its franchise arrangements pursuant to Section 365 under the United States Bankruptcy Code, in which case there would be no further royalty payments from such franchisee, and there can be no assurance as to the proceeds, if any, that may ultimately be recovered in a bankruptcy proceeding of such franchisee in connection with a damage claim resulting from such rejection.

Changes in economic conditions could materially affect our ability to maintain or increase sales at our existing franchisees or secure new franchisees. The vending industry depends on consumer discretionary spending.  The United States in general or the specific markets in which we operate may suffer from depressed economic activity, recessionary economic cycles, higher fuel or energy costs, low consumer confidence, high levels of unemployment, reduced home values, increases in home foreclosures, investment losses, personal bankruptcies, reduced access to credit or other economic factors that may affect consumers discretionary spending. Economic conditions may remain volatile and may continue to depress consumer confidence and discretionary spending for the near term. Negative economic conditions might cause consumers to make changes to their discretionary spending behavior, including spending currently made in our or our franchisees’ vending machines. If such sales decrease, our profitability could decline as we spread fixed costs across a lower level of sales and this could materially adversely affect our business, financial condition or results of operations.

Any interruption in delivery from our only vending machine supplier could impair our ability to sell our products and generate revenues. We are dependent on a sole supplier, AMS, for the production of our vending machines.  Any interruption in the distribution from our sole supplier could affect our ability to add new franchisees and satisfy our commitments with existing franchisees.  If any interruption described here takes place, it may have a material adverse impact on our revenues and results of operations.

Changes in food and supply costs could adversely affect our results of operations.  Our profitability depends in part on our ability to anticipate and react to changes in food and supply costs. Shortages or interruptions in the availability of certain supplies caused by unanticipated demand, problems in production or distribution, food contamination, inclement weather or other conditions could adversely affect the availability, quality and cost of our ingredients, which could harm our operations. Any increase in the prices of the food products most critical to our vending machine offerings could adversely affect our operating results. Although we try to manage the impact that these fluctuations have on our operating results, we remain susceptible to increases in food costs as a result of factors beyond our control, such as general economic conditions, seasonal fluctuations, weather conditions, demand, food safety concerns, generalized infectious diseases, product recalls and government regulations.

If any of our distributors or suppliers performs inadequately, or our distribution or supply relationships are disrupted for any reason, our business, financial condition, results of operations or cash flows could be adversely affected. Although we enter into contracts for the purchase of food products and supplies, we do not have long-term contracts for the purchase of all of such food products and supplies. As a result, we may not be able to anticipate or react to changing food costs by adjusting our purchasing practices or vending machine pricing, which could cause our operating results to deteriorate. If we cannot replace or engage distributors or suppliers who meet our specifications in a short period of time, that could increase our expenses and cause shortages of food and other items in our machines. If that were to happen, affected machines could experience significant reductions in sales during the shortage or thereafter, if customers change their purchasing habits as a result. Our focus on a limited menu would make the consequences of a shortage of a key ingredient more severe. In addition, because we provide moderately priced food, we may choose not to, or may be unable to, pass along commodity price increases to consumers. These potential changes in food and supply costs could materially adversely affect our business, financial condition or results of operations.

Failure to receive frequent deliveries of the foods and beverages we offer could harm our operations.  Our ability to maintain ours and our franchisees’ machines depends in part on our ability to acquire ingredients that meet our specifications from reliable suppliers. Shortages or interruptions in the supply of ingredients caused by unanticipated demand, problems in production or distribution, food contamination, inclement weather or other conditions could adversely affect the availability, quality and cost of our ingredients, which could harm our operations. If any of our distributors or suppliers performs inadequately, or our distribution or supply relationships are disrupted for any reason, our business, financial condition or results of operations could be adversely affected. If we cannot replace or engage distributors or suppliers who meet our specifications in a short period of time that could increase our expenses and cause shortages of food and other items that are expected to be stocked within our vending machines. If that were to happen, affected routes could experience significant reductions in sales during the shortage or thereafter, if customers change their purchasing habits as a result. Our focus on a limited menu of fresh and healthy offerings within our vending machines would make the consequences of a shortage of one or key popular items more severe. This reduction in sales could materially adversely affect our business, financial condition or results of operations.

REGULATORY RISKS

Franchising is a highly regulated industry. Compliance with regulatory procedures or regulatory delays, actions or inaction could delay franchise and vending machine sales and seriously harm our business, financial condition and results of operations. Thirteen states directly regulate franchising and require pre-sale registration of a Franchise Disclosure Document (“FDD”), or offering prospectus, by the franchisor, normally with the state agency that oversees the sale of securities in that state, and pre-sale delivery of an FDD to a franchise candidate by a franchisor before the signing of a binding agreement or the payment of any money to the franchisor. Franchise sales in the remaining 38 states are generally subject to the Franchise Rule promulgated by the Federal Trade Commission (FTC), which requires the pre-sale delivery of an FDD to a franchise candidate before the signing of a binding agreement or the payment of any money to the franchisor. A franchisor that fails to properly register and maintain the registration of its FDD and disclose its franchisee candidates in the 13 registration states, unless exempt from registration under a few narrowly drawn exceptions to the registration requirements, is subject to legal action by its franchisees for damages and, under certain circumstances, for rescission of the franchise agreements, and to administrative, civil and criminal penalties that may be imposed as well. The FTC’s Franchise Rule does not require registration of an FDD with the FTC; however, a franchisor that fails to properly disclose its franchisee candidates in the 38 FTC states is subject to claims for breach of contract, fraud and the like.

Franchising is a highly competitive industry. Competition from other franchisors of vending machine businesses and franchisors of other businesses could impact franchise and vending machine sales and seriously harm our business, financial condition and results of operations. We strive to provide direct and indirect benefits to our franchisees that are superior to, or competitive with, other franchisors. In addition, we rely on our franchisees and the manner in which they operate their locations to develop and future franchise and vending machine sales. If we are unable to provide our franchisees with adequate benefits, or if any significant number of our franchisees are not successful, we may be unable to sell franchises and vending machines to new franchisees or maintain or renew our contractual relationships with existing franchisees, causing our business, financial condition and results of operations to suffer.

As a franchisor, we are subject to federal and state regulations in the various jurisdictions in which we desire to sell franchises and have existing franchisees.  We are required to register a Franchise Disclosure Document (FDD), or offering prospectus, in 13 states, normally with the state agency that oversees the sale of securities in that state, and provide detailed and complete pre-sale disclosures in our FDD to our franchisee candidates with whom we propose to enter into franchise agreements before we can sell our franchises and vending machines.  In 2011 and 2012, we were notified by six of the states in which we do business of investigations of our franchise sales in those states and in 2012 two of those states determined that our franchise disclosure documents were seriously deficient in certain disclosures they deemed were required by their franchise laws.

We have limited control over our franchisees and our franchisees could take actions that could harm our business.  Franchisees are independent and are not our employees.  We do not exercise control over their day-to-day operations. We provide training and support to franchisees, but the success and efficiency of operations may be diminished by any number of factors beyond our control. Consequently, franchisees may not successfully operate vending routes in a manner consistent with our standards and requirements, with practices spelled out by regulations of the jurisdictions in which they operate or may not hire and train qualified personnel. If franchisees do not meet our standards and requirements, our image and reputation, and the image and reputation of other franchisees, may suffer materially and system-wide sales could decline significantly.

Franchisees, as independent business operators, may from time to time disagree with us and our strategies regarding the business or our interpretation of our and their rights and obligations under franchise and development agreements. This may lead to disputes with our franchisees in the future. These disputes may divert the attention of our management and our franchisees from operating our restaurants and affect our image and reputation and our ability to attract franchisees in the future, which could materially adversely affect our business, financial condition or results of operations.

New information or attitudes regarding diet and health could result in changes in regulations and consumer consumption habits that could adversely affect our results of operations.  Regulations and consumer eating habits may change as a result of new information or attitudes regarding diet and health. Such changes may include federal, state and local regulations that impact the ingredients and nutritional content of the food and beverages we offer. The success of our vending operations is dependent, in part, upon our ability to effectively respond to changes in any consumer health regulations and our ability to adapt our food and beverage offerings to trends in food consumption. If consumer health regulations or consumer eating habits change significantly, we may choose or be required to modify or delete certain offered items, which may adversely affect the attractiveness of our food and beverage offerings to customers on those routes. To the extent we are unwilling or unable to respond with appropriate changes to our food and beverage offerings, it could materially affect consumer demand and have an adverse impact on our business, financial condition or results of operations.

Government regulation and consumer eating habits may impact our business as a result of changes in attitudes regarding diet and health or new information regarding the adverse health effects of consuming certain foods and the ingredients within them. These changes have resulted in, and may continue to result in, laws and regulations requiring us to disclose the nutritional content of our food offerings, and they have resulted, and may continue to result in, laws and regulations affecting permissible ingredients and menu offerings. An unfavorable report on, or reaction to, the freshness, taste, quality and perceived health promoting ingredients of our food and beverage offerings, or their nutritional content could negatively influence the demand for our offerings.

We have been under the scrutiny of state regulators overseeing franchising and could be subject to sanctions, costly litigation and requirements to refund amounts received for franchises sold in the past. We entered into a settlement agreement with the State of California in March 2013 (the “Settlement”) regarding disclosures that were alleged to be inaccurate and incomplete in our 2010 and 2011 Franchise Disclosure Documents (“FDD”).  As part of the Settlement, we agreed to amend our FDD to include more comprehensive disclosures and to offer our California franchisees the right to rescind their franchise agreements. Any California franchisee that accepts the offer of rescission is entitled to a refund of its initial franchise fees and the depreciated market value of its vending machines. See "Legal Proceedings" below.

During May 2013, we received a demand for rescission of a franchise agreement and the payment of $120,000 from a franchisee in the state of Oregon.  The basis of the franchisee’s demand for refund and rescission was an alleged incomplete disclosure in our FDD.  We are currently in discussions with the franchisee and believe a settlement of the claim for a reduced amount may be obtained although a final settlement and agreement of terms remains pending.

If we are required to refund amounts in excess of those that we have forecast, suffer substantial non-forecasted fines or other franchise offering restrictions from state regulators, are subject to expensive litigation or agree to enter into costly settlement agreements in order to discharge liabilities as a result of past business practices, we may be unable to marshal the resources to satisfy such obligations.  This would adversely affect our business, financial condition and results of operations and an investor could suffer the loss of a substantial portion or all of his investment.

FINANCIAL RISKS

If we cannot maintain profitable operations, we will need to raise additional capital to continue our operations, which may not be available on commercially reasonable terms, or at all, and which may dilute your investment. We currently estimate based on a preliminary closing of our accounting records that we incurred a net loss for the six months ended June 30, 2013.  Returning to profitability will require us to increase our revenues and manage our product, operating and administrative expenses. We cannot guarantee that we will be successful in reestablishing profitability. If we are unable to generate sufficient revenues to pay our expenses and our existing sources of cash and cash flows are otherwise insufficient to fund our activities, we will need to raise additional funds to continue our operations. We do not have any arrangements in place for additional funds. If needed, those funds may not be available on favorable terms, or at all. Furthermore, if we issue equity or debt securities to raise additional funds, our existing stockholders may experience dilution, and the new equity or debt securities may have rights, preferences and privileges senior to those of our existing stockholders. If we are unsuccessful in achieving profitability, and we cannot obtain additional funds on commercially reasonable terms or at all, we may be required to curtail significantly or cease our operations, which could result in the loss of all of your investment in our stock.

Our financial statements have been prepared assuming that the Company will continue as a going concern. We estimate that we suffered a net loss for the six months ended June 30, 2013.  We also have limited working capital. Should we continue to experience net losses and should we lack sufficient working capital, this could raise substantial doubt about our ability to continue as a going concern. Our financial statements do not include any adjustments that might result from this uncertainty. If we cannot generate the required revenues and gross margin to achieve profitability or obtain additional capital on acceptable terms, we will need to substantially revise our business plan or cease operations and an investor could suffer the loss of a significant portion or all of his investment in our Company.

Should we be successful in growing our revenues according to our operating plans, we may not be able to manage our growth effectively, which could adversely affect our operations and financial performance. The ability to manage and operate our business as we execute our growth strategy will require effective planning. Significant rapid growth could strain our internal resources, leading to a lower quality of customer service, reporting problems and delays in meeting important deadlines resulting in loss of market share and other problems that could adversely affect our financial performance. Our efforts to grow could place a significant strain on our personnel, management systems, infrastructure, liquidity and other resources. If we do not manage our growth effectively, our operations could be adversely affected, resulting in slower growth, critical shortages of cash and a failure to achieve or sustain profitability.

We do not expect to pay dividends for the foreseeable future, and we may never pay dividends and, consequently, the only opportunity for investors to achieve a return on their investment is if a trading market develops and investors are able to sell their shares for a profit or if our business is sold at a price that enables investors to recognize a profit.  We currently intend to retain any future earnings to support the development and expansion of our business and do not anticipate paying cash dividends for the foreseeable future. Our payment of any future dividends will be at the discretion of our Board of Directors after taking into account various factors, including but not limited to our financial condition, operating results, cash needs, growth plans and the terms of any credit agreements that we may be a party to at the time. In addition, our ability to pay dividends on our common stock may be limited by state law. Accordingly, we cannot assure investors any return on their investment, other than in connection with a sale of their shares or a sale of our business. At the present time there is a limited trading market for our shares. Therefore, holders of our securities may be unable to sell them. We cannot assure investors that an active trading market will develop or that any third party will offer to purchase our business on acceptable terms and at a price that would enable our investors to recognize a profit.

Our net operating loss (“NOL”) carry-forward is limited.  We have recorded a valuation allowance on our acquiring company amounting to our entire net deferred tax asset balance due to our lack of a history of earnings, possible statutory limitations on the use of tax loss carry-forwards generated in the past and the future expiration of our NOL.  This gives rise to uncertainty as to whether the net deferred tax asset is realizable.  Internal Revenue Code Section 382, and similar California rules, place a limitation on the amount of taxable income that can be offset by carry-forwards after a change in control (generally greater than a 50% change in ownership).  As a result of these provisions, it is likely that given our acquisition of FHV-Cal, future utilization of the NOL will be severely limited.  Our inability to use our Company’s historical NOL, or the full amount of the NOL, would limit our ability to offset any future tax liabilities with its NOL.

CORPORATE AND OTHER RISKS

Our executive officers, directors and principal stockholders beneficially own or control a substantial portion of our outstanding common stock, which may limit your ability and the ability of our other stockholders, whether acting alone or together, to propose or direct the management or overall direction of our Company. Additionally, this concentration of ownership could discourage or prevent a potential takeover of our Company that might otherwise result in an investor receiving a premium over the market price for his shares. A substantial portion of our outstanding shares of common stock is beneficially owned and controlled by a group of insiders, including our directors and executive officers. Accordingly, our principal stockholder together with our directors, executive officers and insider shareholders would have the power to control the election of our directors and the approval of actions for which the approval of our stockholders is required. If you acquire shares of our common stock, you may have no effective voice in the management of our Company.  Such concentrated control of our Company may adversely affect the price of our common stock. Our principal stockholders may be able to control matters requiring approval by our stockholders, including the election of directors, mergers or other business combinations. Such concentrated control may also make it difficult for our stockholders to receive a premium for their shares of our common stock in the event we merge with a third party or enter into different transactions which require stockholder approval. These provisions could also limit the price that investors might be willing to pay in the future for shares of our common stock.

Our Chief Executive Officer has no prior experience as the Chief Executive Officer of a public company.  To serve in the role of a Chief Executive Officer for a public company, an individual needs to be aware of responsibilities in addition to those shouldered by the leader of a private company.  Among such additional responsibilities, the Chief Executive Officer must be able to communicate fairly and effectively with the stakeholders of a public company, be aware of the controls required to be maintained by a public company and act in accordance with the legal requirements incumbent upon such a leader.  Our Chief Executive Officer’s lack of such experience could increase the danger that we fail to carry out these additional responsibilities effectively and thus materially prejudice our Company and shareholders’ financial interests.

Our Board of Directors does not contain an independent member and we do not have an Audit Committee.  Good corporate governance practices call for the inclusion of independent members of our Board of Directors.  Independent Board Directors act as a check on management and can assure that it acts in the best interests of all of our Company’s stakeholders.  With our lack of independent Board members, we run a higher risk that our management could make subjective decisions without benefit of more measured independent guidance, rather than for the benefit of all of our shareholders.  An independent Audit Committee qualitatively enhances a company’s internal controls over financial reporting.  Among its functions, independent Audit Committees review the financial reporting, internal controls safeguarding Company assets, interact with auditors, may oversee material financial decisions and provide a sounding board for individuals who believe that there are irregularities in a Company’s accounting policies and procedures.  With our lack of an Audit Committee at this time, we run a greater risk that a significant error or irregularity could occur that could be materially damaging to our shareholders.

Issuances of our authorized preferred stock may make it more difficult for a third party to effect a change-of-control.  Our articles of incorporation authorizes the Board of Directors to issue up to 25,000,000 shares of preferred stock.  The preferred stock may be issued in one or more series, the terms of which may be determined at the time of issuance by the Board of Directors without further action by the stockholders.  These terms may include preferences as to dividends and liquidation, conversion rights, redemption rights and sinking fund provisions.  The issuance of any preferred stock could diminish the rights of holders of our common stock, and therefore could reduce the value of such common stock.  In addition, specific rights granted to future holders of preferred stock could be used to restrict our ability to merge with, or sell assets to, a third party.  The ability of the Board of Directors to issue preferred stock could make it more difficult, delay, discourage, prevent or make it more costly to acquire or effect a change-in-control, which in turn could prevent our stockholders from recognizing a gain in the event that a favorable offer is extended and could materially and negatively affect the market price of our common stock.

We are dependent for our success on a few key employees and consultants. Our inability to retain these individuals and attract additional people that we will need to maintain and grow our business would impede our business plan and growth strategies.  This would have a negative impact on our business and the value of your investment. Our success depends on the skills, experience and performance of key members of our management team.  Each of those individuals may voluntarily terminate his employment with our Company at any time. Were we to lose one or more of these key individuals, we could be forced to expend significant time and money in the pursuit of a replacement, which would result in both a delay in the implementation of our business plan and the diversion of limited working capital. We do not maintain a key man insurance policy on any of our employees or consultants.

As a result of the acquisition, our operations will incur increased costs of being a public company.  In reviewing our past operations and future prospects, investors should recognize that we will incur significant legal, accounting and other expenses that we did not incur as a private company, particularly if we are no longer an "emerging growth company" as defined under the Jumpstart Our Business Startups Act of 2012 (the "JOBS Act"). In addition, new and changing laws, regulations and standards relating to corporate governance and public disclosure, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations promulgated and to be promulgated thereunder, as well as under the Sarbanes-Oxley Act of 2002, as amended (the "Sarbanes-Oxley Act"), and the JOBS Act, have created uncertainty for public companies and increased costs and time that boards of directors and management must devote to complying with these rules and regulations. The Sarbanes-Oxley Act and related rules of the U.S. Securities and Exchange Commission, or SEC, and the Nasdaq Global Select Market regulate corporate governance practices of public companies. We expect compliance with these rules and regulations to increase our legal and financial compliance costs and lead to a diversion of management time and attention from revenue generating activities. For example, we may be required to adopt new internal controls and disclosure controls and procedures. In addition, we will incur additional expenses associated with our SEC reporting requirements.

For as long as we remain an "emerging growth company" as defined in the JOBS Act, we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not "emerging growth companies." These exceptions provide for, but are not limited to, relief from the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, less extensive disclosure obligations regarding executive compensation in our periodic reports and proxy statements, exemptions from the requirements to hold a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved and an extended transition period for complying with new or revised accounting standards. We may take advantage of these reporting exemptions until we are no longer an "emerging growth company." We may remain an "emerging growth company" for up to five years. To the extent we use exemptions from various reporting requirements under the JOBS Act, we may be unable to realize our anticipated cost savings from those exemptions.

Pursuant to the recently enacted JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act for so long as we are an "emerging growth company."  Section 404 of the Sarbanes-Oxley Act requires annual management assessments of the effectiveness of our internal control over financial reporting, starting with the second annual report that we file with the SEC as a public company, and generally requires in the same report a report by our independent registered public accounting firm on the effectiveness of our internal control over financial reporting. However, under the recently enacted JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act until we are no longer an "emerging growth company." We could be an "emerging growth company" for up to five years.

CAPITAL MARKET RISKS

No immediate active trading market is likely to develop following the acquisition transaction with FHV-Cal so you may be unable to sell at or near ask prices or at all if you need to sell your shares to raise money or otherwise desire to liquidate your shares. There is no market trading activity in our stock and we are too small to attract the interest of many brokerage firms and analysts. We cannot give you any assurance that a broader or more active public trading market for our common stock will develop or be sustained. While we are listed for trading on OTC Markets, the trading volume that can develop may be limited by the fact that many major institutional investment funds, including mutual funds, as well as individual investors follow a policy of not investing in OTC stocks and certain major brokerage firms restrict their brokers from recommending OTC stocks because they are considered speculative, volatile, thinly traded and the market price of the common stock may not accurately reflect the underlying value of our company.  The market price of our common stock could be subject to wide fluctuations in response to quarterly variations in our revenues and operating expenses, announcements of new products or services by us, significant sales of our common stock, including “short” sales, the operating and stock price performance of other companies that investors may deem comparable to us, and news reports relating to trends in our markets or general economic conditions.

The application of the “penny stock” rules to our common stock could limit the trading and liquidity of the common stock, adversely affect the market price of our common stock and increase your transaction costs to sell those shares.  As long as the trading price of our common stock is below $5 per share, the open-market trading of our common stock will be subject to the “penny stock” rules, unless we otherwise qualify for an exemption from the “penny stock” definition. The “penny stock” rules impose additional sales practice requirements on certain broker-dealers who sell securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). These regulations, if they apply, require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the associated risks. Under these regulations, certain brokers who recommend such securities to persons other than established customers or certain accredited investors must make a special written suitability determination regarding such a purchaser and receive such purchaser’s written agreement to a transaction prior to sale. These regulations may have the effect of limiting the trading activity of our common stock, reducing the liquidity of an investment in our common stock and increasing the transaction costs for sales and purchases of our common stock as compared to other securities. The stock market in general and the market prices for penny stock companies in particular, have experienced volatility that often has been unrelated to the operating performance of such companies. These broad market and industry fluctuations may adversely affect the price of our stock, regardless of our operating performance.  Stockholders should be aware that, according to Securities and Exchange Commission (“SEC”) Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include 1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; 2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; 3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; 4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and 5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. The occurrence of these patterns or practices could increase the volatility of our share price.

We may not be able to attract the attention of major brokerage firms, which could have a material adverse impact on the market value of our common stock. Security analysts of major brokerage firms may not provide coverage of our common stock since there is no incentive to brokerage firms to recommend the purchase of our common stock. The absence of such coverage limits the likelihood that an active market will develop for our common stock. It will also likely make it more difficult to attract new investors at times when we require additional capital.

We may be unable to list our common stock on NASDAQ or on any securities exchange. Although we may apply to list our common stock on NASDAQ or on the NYSE MKT LLC, formerly known as the American Stock Exchange (AMEX) in the future, we cannot assure you that we will be able to meet the initial listing standards, including the minimum per share price and minimum capitalization requirements, or that we will be able to maintain a listing of our common stock on either of those or any other trading venue. Until such time as we qualify for listing on NASDAQ, the AMEX or another trading venue, our common stock will continue to trade on OTC Markets or another over-the-counter quotation system where an investor may find it more difficult to dispose of shares or obtain accurate quotations as to the market value of our common stock. In addition, rules promulgated by the SEC impose various practice requirements on broker-dealers who sell securities that fail to meet certain criteria set forth in those rules to persons other than established customers and accredited investors.  Consequently, these rules may deter broker-dealers from recommending or selling our common stock, which may further affect the liquidity of our common stock. It would also make it more difficult for us to raise additional capital.

Future sales of our equity securities could put downward selling pressure on our securities, and adversely affect the stock price.  There is a risk that this downward pressure may make it impossible for an investor to sell his or her securities at any reasonable price, if at all. Future sales of substantial amounts of our equity securities in the public market, or the perception that such sales could occur, could put downward selling pressure on our securities, and adversely affect the market price of our common stock.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following discussion and analysis is intended as a review of significant factors affecting our financial condition and results of operations for the periods indicated.  The discussion should be read in conjunction with our financial statements and the notes presented herein.  In addition to historical information, the following Management's Discussion and Analysis of Financial Condition and Results of Operations contains forward-looking statements that involve risks and uncertainties. Our actual results could differ significantly from those anticipated in these forward-looking statements as a result of certain factors discussed herein and any other periodic reports (to be) filed with the Securities and Exchange Commission.

Overview and Financial Condition

Discussions with respect to our Company’s operations included herein refer to our operating subsidiary, FHV- LLC.  Effective as of July 19, 2013 our Company acquired all assets of FHV-Cal which included FHV-LLC in a transaction accounted for as a reverse acquisition.  With the sale of the GEEM Business under the Indemnity Agreement effective July 22, 2013, our continuing operations are those of FHV-Cal.  Information with respect to our Company’s operations prior to the FHV Acquisition is not included herein.

Results of Operations

2012 compared to 2011

Revenues

Our Company had revenues totaling $10,137,088 for the year ended December 31, 2012, compared to total revenues of $6,744,968 for the year ended December 31, 2011.  This represented an increase of $3,392,120 or 50.3%.  The detail of our revenues was as follows:

	2012	2011	Change	% Change

Revenues
Vending machine sales, net	$ 9,202,823	$ 6,233,228	$ 2,969,595	47.6%
Franchise fees	760,000	482,500	277,500	57.5%
Company owned machines	105,070	12,053	93,017	771.7%
Food and beverage sales	69,195	17,187	52,008	302.6%

	$ 10,137,088	$ 6,744,968	$ 3,392,120	50.3%

Sales of vending machines were up $2,969,595 or 47.6% in 2012 over 2011 due to our increase in franchisees from 103 at the end of 2011 to 145 at December 31, 2012.  This 40.8% increase in the number of franchisees with our Company also accounted for our increased franchise fees during 2012.  Revenues from machines owned directly by our Company increased due to an initiative in 2012 to retain ownership over a portion of our machines and locations that were previously placed with franchisees.

Cost of revenues

Cost of revenues related to vending machines was up $1,303,889 or 45.7% to $4,158,839 in 2012 from $2,854,950 in 2011.  The increase was in line with our increase in vending machine sales over the same comparable periods.  Cost of revenues from Company owned machines was up $81,970 or 239.0% from 2011 to 2012 ($34,298 and $116,268, respectively).  We currently report negative gross margins from Company owned machines due to the small number of such machines and their related revenues.

Gross margin

Gross margin for 2012 was $5,861,981 compared to $3,855,720 in 2011, an increase of $2,006,261 or 52%.

Selling and marketing expenses

Selling and marketing expenses totaled $900,174 in 2012 compared to $686,928 in 2011 (an increase of $213,246 or 31.0%).  The major components of selling and marketing expenses were as follows:

	2012	2011	Change	% Change

Selling and marketing
Marketing and advertising	$ 643,985	$ 441,726	$ 202,259	45.8%
Franchise sites	122,268	178,625	(56,357)	(31.6)%
Radio advertising	100,132	5,349	94,783	1772.0%
Other	33,789	61,228	(27,439)	(44.8)%

	$ 900,174	$ 686,928	$ 213,246	31.0%

The overall increases in marketing and advertising (including radio) was due to a new radio campaign launched in 2012.  We also re-launched our online sites and increased our online advertising (primarily through search engines).  Because we attract new franchisees who are unfamiliar with our Company’s offerings through marketing efforts, we expect to spend heavily and therefore incur significant expenses in this area in order to grow our business in accordance with our internal goals and projections.

General and administrative expenses

General and administrative expenses increased from a total of $2,655,371 in 2011 to $3,617,779 in 2012 (an increase of $962,408 or 36.2%).  The major components of general and administrative expenses were as follows:

	2012	2011	Change	% Change

General and administrative
Location incentive payments	$ 82,850	$ 45,970	$ 36,880	80.2%
Promotion	96,935	43,567	53,368	122.5%
Salaries, commissions and benefits	2,275,087	1,475,590	799,497	54.2%
Consulting	289,913	61,688	228,225	370.0%
Legal	275,458	309,834	(34,376)	(11.1)%
Rent	117,301	147,785	(30,484)	(20.6)%
Travel	69,776	27,630	42,146	152.5%
Telecommunications	49,987	49,731	256	0.5%

Other	360,472	493,576	(133,104)	(27.0)%

	$ 3,617,779	$ 2,655,371	$ 962,408	36.2%

Our largest increase in general and administrative expenses came from a $799,497 (54.2%) increase in salaries, commissions and benefits.  In addition to increased commissions that resulted from a higher level of sales in 2012 over 2011, we also added new personnel, including a Chief Executive Officer and a new Controller.  Also, since many of our operation’s functions are performed by non-employee consultants, we incurred a nearly five-fold increase in these expenses as well.  We expect personnel related costs to continue to increase in the future as we execute on our plans for growth in franchisees and overall revenues.  Our increased location incentive and promotion expenses resulted from increased benefits given to franchisees, including increased cash payments and food given as incentives.

Provision for franchisee rescissions

Our provision for franchisee rescissions in 2012 resulted from regulatory actions that were taken against us in two states.  This resulted in our being required to offer certain franchisees in those states the option to rescind their franchise agreements and receive refunds of all or a portion of amounts paid to us for franchise fees and/or vending machine sales.  We recognized a charge totaling $288,210 in 2012 that represented our best estimate of the net amounts due in refunds to the affected franchisees.

Income from operations

Income from operations increased from $513,421 in 2011 to $1,055,818 in 2012, an increase of $542,397 or 105.6%.

Provision for income taxes

FHV-LLC operates as a limited liability company and was treated as a partnership for income tax purposes.  It was not subject to federal income taxes.  Accordingly, all tax attributes derived from the operations of FHV-LLC were passed through to its members and were reported on the members’ tax return.  There was no provision for federal income taxes included in our financial statements during the time we operated as a limited liability corporation.  Although our Company was not subject to income taxes, it was liable for various state fees.  Income taxes of $12,590 and $22,603 in 2011 and 2012, respectively, represented state limited liability company fees.  Our provision for income taxes in the future will be significantly higher should we operate profitably.

Net income

Net income increased from $500,831 in 2011 to $1,033,215 in 2012, an increase of $532,384 or 106.3%.

2011 compared to 2010

Revenues

Our Company had revenues totaling $6,744,968 for the year ended December 31, 2011, compared to total revenues of $814,271 for the period from February 8, 2010 through December 31, 2010.  This represented an increase of $5,930,697 or 728.3%.  The detail of our revenues was as follows:

	2011	2010	Change	% Change

Revenues
Vending machine sales, net	$ 6,233,228	$ 743,250	$ 5,489,978	738.6%
Franchise fees	482,500	72,000	410,500	570.1%
Company owned machines	12,053	-	12,053
Food and beverage sales	17,187	(979)	18,166

	$ 6,744,968	$ 814,271	$ 5,930,697	728.3%

Sales of vending machines were up in 2011 over 2010 due to our increase in franchisees from 32 at the end of 2010 to 103 at December 31, 2011.  This was an over three-fold increase in the number of franchisees with our Company.  Revenues from franchise fees increased from $72,000 to $482,500 ($410,500 or 570.1%).  The increase in franchise fees was also due to the increase in franchisees and due to the less than full year represented by 2010.

Cost of revenues

Cost of revenues related to vending machines was up $2,211,614 or 343.8% to $2,854,950 in 2011 from $643,336 in 2010.  The increase was due to the increased number of franchisees added during 2011.

Gross margin

Gross margin for 2011 was $3,855,720 compared to $170,935 in 2010, an increase of $3,684,785 or 2,156%.

Selling and marketing expenses

Selling and marketing expenses totaled $686,928 in 2011 compared to $200,992 for the period February 8, 2010 to December 31, 2010 (an increase of $485,936 or 241.8%).  The major components of selling and marketing expenses were as follows:

	2011	2010	Change	% Change

Selling and marketing
Marketing and advertising	$ 441,726	$ 70,654	$ 371,072	525.2%
Franchise sites	178,625	110,154	68,471	62.2%
Radio advertising	5,349	-	5,349
Other	61,228	20,184	41,044	203.3%

	$ 686,928	$ 200,992	$ 485,936	241.8%

Increases in all categories of selling and marketing expenses was due to 2010 representing only a partial year’s activity and due to 2010 being the period directly after inception.

General and administrative expenses

General and administrative expenses increased to a total of $2,655,371 in 2011 from $864,690 in 2010 (an increase of $1,790,681 or 207.1%).  The major components of general and administrative expenses were as follows:

	2011	2010	Change	% Change

General and administrative
Location incentive payments	$ 45,970	$ 1,000	$ 44,970	4497.0%
Promotion	43,567	3,112	40,455	1300.0%
Salaries, commissions and benefits	1,475,590	474,028	1,001,562	211.3%
Consulting	61,688	10,500	51,188	487.5%
Legal	309,834	112,191	197,643	176.2%
Rent	147,785	71,516	76,269	106.6%
Travel	27,630	11,008	16,622	151.0%
Telecommunications	49,731	22,455	27,276	121.5%

Other	493,576	158,880	334,696	210.7%

	$ 2,655,371	$ 864,690	$ 1,790,681	207.1%

Overall, significant increases from 2010 to 2011 resulted from our only operating our business for about a half a year in 2010.  Promotion represents free products offered to current franchisees for location procurement and can also be used as incentives for prospective franchisees.  Consulting expenses incurred in 2011 arose from services provided our Company for the evaluation of strategic business options.  Legal fees incurred in 2011 were significantly higher than the prior year as they represented costs incurred in connection with our Franchise Disclosure Document and related litigation and negotiations in connection with proposed settlements.  Salaries, commissions and benefits increased due to increased number of personnel hired to support significantly larger operations in 2011.

Income from operations

Income from operations was $513,421 in 2011 compared to a loss from operations of $492,084 in 2010.

Provision for income taxes

Income taxes of $800 and $12,590 in 2010 and 2011, respectively, represented state limited liability company fees.

Net income (loss)

Net income was $500,831 in 2011 compared to a net loss of $492,884 in 2010.

The Management Discussion and Analysis for our interim financial results was not included because the interim financial statements were not completed as of the required date for the filing of this Current Report.  Such financial statements and Management Discussion and Analysis will be provided in a subsequent amendment to this Current Report.

Liquidity and Capital Resources

Through December 31, 2012 we financed our operations through borrowings from our major shareholder, Nicholas Yates.  Beginning April 2013 through June 19, 2013, we issued unsecured 12% short-term notes payable to four lenders in exchange for cash proceeds totaling $275,000.  The notes were unsecured, bore interest at 12% per annum and with the exception of notes repaid totaling $33,333 ($34,212 including accrued interest through the date of repayment), were exchanged for 552,418 shares of our common stock on July 19, 2013.  Included among the notes payable issued were notes with a principal face value totaling $150,000 where the repayment was personally guaranteed by Mr. Yates.

On July 19, 2013, we issued additional notes payable totaling $191,000 to three note holders.  The notes mature 18 months from their date of issuance, bear interest of the rate of 3% per annum (payable semiannually) and may be repaid by our Company prior to their maturity.  The notes are convertible into shares of our common stock at the rate of $1.25 per share at the option of the holder and are subject to mandatory conversion if prior to the maturity date the reported trading price of the shares on their principal market shall close at not less than $1.50 per share for seven trading days within any twenty consecutive trading days.

With the receipt of net cash proceeds of approximately $1,190,000 from the sale of shares of our common stock on July 19, 2013, we believe that our liquidity and capital resources are sufficient to execute our current business plan over the next 12 months given that our operating results approximate those that we have forecast.  There can be no assurance that we will achieve those forecast levels of operating results.  Should our operating results significantly underperform our forecasts or should we encounter other required uses of cash of which we are not currently aware, we may be required to raise additional cash through the sale of equity or the issuance of debt.  There can be no assurance that we can raise such cash on terms favorable to our existing shareholders or that such cash will be available at all.

Capital Expenditures

Our current plans include significant capital expenditures for the following operating purposes:

1.

Funding the purchase and operation of corporate owned vending machines (included within our private placement memorandum to investors was a commitment to invest $700,000 for Company owned machines);

2.

Launching an international franchising program; and

3.

Investing in the development of new vending machine technology.

We also have earmarked significant cash for the repurchase of vending machines and the refund of fees from franchisees that opt and have opted to require us to repurchase and refund these items.  While we currently estimate that the impact of such refunds and repurchases will be significant, they are manageable within our current forecasts.  Should such refunds and repurchases significantly exceed our estimates, or should any of our other forecasted capital expenditures vary substantially from our current plans, we may be required to raise additional funding through the sale of equity or the issuance of additional debt.  There can be no assurance that we will be able to successfully raise such additional funding at terms that we find acceptable or at all.

Critical Accounting Policies

Please see Note 1 to the accompanying financial statements of Fresh Healthy Vending LLC as of December 31, 2012 and 2011 and the years then ended for a description of our critical accounting policies.

Off Balance Sheet Arrangements

None.

DESCRIPTION OF PROPERTY

Our corporate offices are located at 9605 Scranton Road, San Diego, California 92121, where we lease approximately 3,907 square feet of office space. This lease is for a term of 63 months and commenced in May 2010.  The current monthly rental payment including utilities and operating expenses for the facility is approximately $11,000. We believe this facility is in good condition and adequate to meet our current and anticipated requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 22, 2013, information with respect to the securities holdings of (i) our officers and directors, and (ii) all persons which, pursuant to filings with the SEC and our stock transfer records, we have reason to believe may be deemed the beneficial owner of more than five percent (5%) of the Common Stock.  The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations promulgated under the Exchange Act and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who resides in the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within 60 days through the exercise of options or otherwise.  Beneficial ownership may be disclaimed as to certain of the securities.  This table has been prepared based on the number of shares outstanding after giving effect to: (i) the Stock Split (ii) retirement of the shares, effective as of July 22, 2013, delivered to the Company pursuant to the Business Transfer and Indemnity Agreement, (iii) 15,648,278 shares issued in connection with the acquisition of assets from FHV-Cal and (iv) sale of 2,788,369 shares effective July 19, 2013 in a private placement of our securities.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Class Beneficially Owned (2)
Officers and directors
Nicholas Yates, Director (3)	15,648,278	62.2%
Daniel Duval, Director	-	- %
Cheryl Jackson, Former Director	-	- %
Alex Kennedy, Chief Executive Officer and Director	-	- %
Jonathan Shultz, Chief Financial Officer and Treasurer	-	- %

All directors, former directors and executive officers as a group (5 persons)	15,648,278	62.2%

(1)

Unless otherwise noted, the address is c/o Fresh Healthy Vending, Inc., 9605 Scranton Road, Suite 350, San Diego California 92121.

(2)

Percentage of class beneficially owned is calculated by dividing the amount and nature of beneficial ownership by 25,147,847 shares, deemed to be the total shares of common stock outstanding as of the date of this table.

(3)

Shares are owned by FHV-Cal which Mr. Yates is the sole director and Chief Executive Officer; FHV-Cal is owned by a trust of which Mr. Yates is the principal beneficiary.

MANAGEMENT AND DIRECTORS

Prior to the date of the Acquisition Agreement, our Board of Directors consisted of two directors, our former Chief Executive Officer Daniel Duval and Cheryl Jackson.  The names of our current officers and directors and the incoming directors, as well as certain information about them, are set forth below:

Name

Age

Position

Alex Kennedy

43

Chief Executive Officer, Director

Jonathan Shultz

53

Chief Financial Officer and Treasurer

Nicholas Yates

37

Vice President Corporate Operations, Director

Daniel Duval

50

Former President, Chief Executive Officer, Chief Financial Officer and Interim Director

Alex Kennedy is our newly appointed Chief Executive Officer and a member of our Board of Directors.  She has been the Chief Executive Officer of FHV LLC (our wholly owned subsidiary) since February 2013.  Ms. Kennedy served as our Vice President of Franchise Development from December 2011 to February 2013.  From April 2010 to December 2011, Ms. Kennedy served as our Franchise Development Manager.  From September 2007 to April 2010, Ms. Kennedy was the President of Business Development for YoNaturals, Inc. in San Diego, California. From October 2004 to the present, Ms. Kennedy was self-employed as a Realtor in San Diego, California. Ms. Kennedy also served on the Arbitration Board for the North County San Diego Association of Realtors from 2007 to 2011 in San Diego, California.

Jonathan Shultz is our newly appointed Chief Financial Officer.  Mr. Shultz is a financial and IT professional, having over twenty-five years of experience in public accounting and as a senior executive of several public and private firms.  In addition to being our CFO, he also currently serves as the CFO of Neology, Inc. He is also a co-founder and CFO of OnBudget, Inc.  From November 2007 to February 2013, Mr. Shultz was the Chief Financial Officer and Treasurer for the Spend Smart Payments Company in San Diego, California.  Mr. Shultz possesses BS in Accounting and MS in Finance degrees from San Diego State University and is a Certified Public Accountant.

Nicholas Yates is our newly appointed member of our Board of Directors.  Since March 1, 2012, Mr. Yates has been the owner of FHV Cal and oversaw that interest as an advisor to our President and Chief Executive Officer on an as-needed basis in San Diego, California. Between February 2010 and July 8, 2011, Mr. Yates provided consulting services to the Chief Executive Officer of FHV LLC.  From April 2006 to May 2010, Mr. Yates served as the General Manager for FHV Cal. Mr. Yates became Vice President of Corporate Operations of FHV LLC on July 19, 2013 and will be responsible for the development of corporate owned businesses. On March 30, 2007 Mr. Yates filed a Debtor's Petition with the Insolvency and Trustee Service in Australia to declare himself a bankrupt in that country.

Daniel Duval has over 25 years of experience in the sales, advertising and marketing field; and has been responsible for starting a number of successful businesses in his career. After moving to Hawaii in 2002, Mr. Duval originated the sales and marketing for Visitor Magazines on the Big Island, Kauai and Oahu, and was Director of Sales and Marketing.  He founded What to Do Media, in 2006. From 2006 through July 19, 2013, Mr. Duval was the President of our Company.

In evaluating director nominees, our Company considers the following factors:

•

The appropriate size of the Board;

•

Our needs with respect to the particular talents and experience of our directors;

•

The knowledge, skills and experience of nominees;

•

Experience with accounting rules and practices; and

•

The nominees’ other commitments.

Our Company’s goal is to assemble a Board of Directors that brings our Company a variety of perspectives and skills derived from high quality business, professional and personal experience.  Other than the foregoing, there are no stated minimum criteria for director nominees.

There are no family relationships among any of our officers or directors.  No director is compensated for his or her service on our Board of Directors.

Corporate Governance

Board Committees

We presently do not have an audit committee, compensation committee or nominating committee or committee performing similar functions.  Our new Board plans to form an audit, compensation and nominating committee in the near future. We envision that the audit committee will be primarily responsible for reviewing the services performed by our independent auditors and evaluating our accounting policies and systems of internal controls. We envision that the compensation committee will be primarily responsible for reviewing and approving our salary and benefits policies and other compensation of our executive officers. The nominating committee would be primarily responsible for nominating directors and setting policies and procedures for the nomination of directors. The nominating committee would also be responsible for overseeing the creation and implementation of our corporate governance policies and procedures. Until these committees are established, these decisions will continue to be made by our Board of Directors.

Director Independence

The Board has determined that none of our directors is independent as the term "independent" is defined by the rules of NASDAQ Rule 5605.

Involvement in Certain Legal Proceedings

To our knowledge except as may be noted above or under "Legal Proceedings", none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods.  No other executive officers received total annual compensation in excess of $100,000.

Fresh Healthy Vending LLC

Change in

Pension

Value and

Non-Qualified.

Deferred

Stock

Option

Non-equity

Compensation

All Other

Salary

Bonus

Awards

Awards

Incentive

Earnings

 Comp.

Total

Position

Year

($)

($)

($)

($)

Comp ($)

($)

($)(1)

($)

Alex Kennedy (2)

2012

16,769

-

-

-

-

-

176,624

193,393

2011

1,538

-

-

-

-

-

163,776

165,314

Chief Executive Officer from February 2013 to present. Vice President of Franchise Development from December 2011 to February 2013.  Franchise Development Manager from April 2010 to December 2011.

Jolly Backer (4)

2012

117,692

-

-

-

-

-

25,180

142,872

2011

120,000

-

-

-

-

-

22,316

142,316

Chief Executive Officer from February 8, 2010 to February 29, 2012.  Chairman from March 1, 2012 to present.

Daniel Negroni (3)

2012

97,500

-

-

-

-

-

196,000

293,500

2011

-

-

-

-

-

-

-

-

Chief Executive Officer from March 1, 2012 to February 15, 2013.

Maria Troung

2012

103,927

-

-

-

-

-

2,910

111,610

2011

86,731

-

-

-

-

-

13,284

100,015

General Manager from June 19, 2012 to present.

Nicholas Yates (5)

2012

-

-

-

-

-

-

375,000

-

2011

49,223

-

-

-

-

-

1,707,039

51,262

Director since July 19, 2013.  Marketing Manager from August 9, 2010 to February 18, 2011.

(1)

Other compensation includes health insurance reimbursed by our Company on behalf of the individual.

(2)

Other compensation includes $176,624 paid to corporation controlled by Ms. Kennedy for her consulting services.

(3)

Other compensation includes $196,000 paid to Mr. Negroni as a consultant prior to his hiring.

(4)

Other compensation includes amounts paid for automobile related expenses totaling $7,861 and $7,062 in 2012 and 2011, respectively.

(5)

Other compensation includes distributions paid to FHV-Cal on Mr. Yates’ behalf totaling $375,000 and $1,705,000 in 2012 and 2011, respectively.

Green 4 Media, Inc.

Change in

Pension

Value and

Non-Qualified.

Deferred

Stock

Option

Non-equity

Compensation

All Other

Salary

Bonus

Awards

Awards

Incentive

Earnings

 Comp.

Total

Position

Year (2)

($)

($)

($)

($)

Comp ($)

($)

($)

($)

Daniel Duval

2012

7,500

-

-

-

-

-

-

$7,500

2011

-

-

-

-

-

-

-

-

Director.  President/Chief Executive Officer, Chief Financial Officer and Treasurer from June 9, 2011 to July 19, 2013.

Cheryl Jackson

2012

-

-

-

-

-

-

-

-

2011

-

-

-

-

-

-

-

-

Secretary and a Director from September 1, 2011 to July 19, 2013.

(6)

For the fiscal years ended August 31st.

Grants of Stock Awards

During 2012 and 2011, there were no grants of plan-based awards to our named executive officers.

Option Exercises and Stock Vested

During the 2012 and 2011, there were no option exercises or vesting of stock awards to our named executive officers.

Outstanding Equity Awards at Fiscal Year End

None.

Compensation of Directors

None.

TRANSACTIONS WITH RELATED
PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Transactions with Related Persons

The following includes a summary of transactions occurring since June 2010, in which we were or are a participant and the amount involved exceeded or exceeds $120,000, and in which any related person had or will have a direct or indirect material interest (other than compensation described under "Executive Compensation" above).  We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm's-length transactions.

•

FHV-LLC advanced funds to FHV Cal.  From January 1, 2013 through July 19, 2013 and for the years ended December 31, 2012 and 2011, we made no interest loans to FHV Cal totaling $12,102, $107,394 and $44,676, respectively.   On July 15, 2013, we forgave outstanding loans due from FHV Cal totaling $142,148 in recognition of consulting services performed by FHV Cal’s sole shareholder, Nicholas Yates.

•

FHV-LLC advanced funds to Nicholas Yates for the period January 1, 2013 through July 19, 2013 and during 2012, 2011 and 2010 totaling $13,426, $11,545, $7,930 and $8,197, respectively.  On July 15, 2013, we forgave outstanding loans due from Mr. Yates totaling $41,098 in recognition of consulting services performed by Mr. Yates.

•

FHV-LLC was advanced funds from FHV Cal during 2010 totaling $22,024.

•

FHV-LLC was advanced funds from a trust controlled by Nicholas Yates during 2012 totaling $60,000.  As of July 19, 2013, $42,000 remains owing to the trust.

•

In connection with the Acquisition Agreement, we entered into a Business Transfer and Indemnity Agreement dated July 22, 2013 (the “Indemnity Agreement”) with our former Chief Executive Officer Daniel Duval providing for: (1) the sale to Mr. Duval of our business existing on the date of the Indemnity Agreement (the “GEEM Business”); (2) the assumption by Mr. Duval of all liabilities of our Company and the indemnification by Mr. Duval holding our Company harmless for any and all liabilities arising at or before the date of the Indemnity Agreement; (3) the payment to Mr. Duval of $191,000 in cash; and (4) the surrender by Mr. Duval of 1,000,000 shares (pre-split) of our Company’s common stock (all of which shares are to be cancelled by our Company).

Review, approval or ratification of transactions with related persons

We do not have any other special committee, policy or procedure related to the review, approval or ratification of related party transactions.

Promoters and Control Persons

We did not have any promoters at any time during the past five fiscal years.

LEGAL PROCEEDINGS

In March 2013, we entered into a settlement agreement (the “Settlement”) with the State of California regarding inaccurate and incomplete disclosures in our 2010 and 2011 Franchise Disclosure Documents (“FDD”).  The Settlement was in response to a complaint brought against our Company in May 2012.  As part of the Settlement, we agreed to amend our FDD to include complete disclosures and to offer our California franchisees the right to rescind their franchise agreements. Any California franchisee that accepts the offer of rescission is entitled to a refund of its initial franchise fees and the depreciated market value of its vending machines.

During May 2013, we received a demand for rescission of a franchise agreement and the payment of $120,000 from a franchisee in the state of Oregon.  The basis of the franchisee’s demand for refund and rescission was incomplete disclosure in our FDD.  We are currently in discussions with the franchisee and believe a settlement of the claim for a reduced amount is likely although a final settlement and agreement of terms remains pending.

Litigation Relating to FHV Holdings Corp., Formerly Known As YoNaturals, Incorporated, and to Mark Trotter, who is no longer affiliated with FHV-LLC.

State of Texas v. Mark Trotter, Ryan Pitylak, LeadPlex, PayPerAction, Eastmark Technology, Ltd, et. al. (Case No. 1:2005-cv-00017, United States District Court for the Western District of Texas, Austin Division) was filed on January 13, 2005 under the Texas Deceptive Trade Practices Act, the Texas Electronic Mail Solicitation Act and the federal CAN-SPAM Act, alleging that Mr. Trotter, a former shareholder of FHV-CAL (formerly known as YoNaturals Incorporated), and the other defendants sent unsolicited and misleading e-mails to computer users in Texas and across the country to obtain personal information that the defendants would then sell to others. A permanent injunction was issued on October 1, 2005, ordering the defendants to clearly identify unsolicited commercial advertising in the future and to provide consumers with an opt-out mechanism. Mr.

Trotter was also ordered to pay $40,000 in attorney fees.

Microsoft, Inc. v. Mark Trotter, Ryan Pitylak, LeadPlex, PayPerAction, Eastmark Technology, Ltd, et. al. (Case No. A-05-CA-017-SS, United States District Court for the Western District Court of Texas/Austin District alleging that Mr. Trotter, a former shareholder of FHV-CAL (formerly known as YoNaturals Incorporated), and the other defendants sent unsolicited and misleading e-mails to computer users across the country to obtain personal information that the defendants would then sell to others. A permanent injunction was issued on October 1, 2005 ordering the defendants to clearly identify unsolicited commercial advertising in the future and to provide consumers with an opt-out mechanism.

Australian Competition and Consumer Commission v. Global Prepaid Communications Pty Ltd, In Touch Networks Pty Ltd, Nicholas Yates, Frank Yates, Nicholas Rhodin, Daniel Albert and Russell Fielding (Case No. NSD 328 of 2003, Federal Court of Australia, New South Wales District Registry) was filed on or about June 30, 2003 under Sections 51A and 52 of the Trade Practices Act of 1974 and the Trade Practices (Industry Codes-Franchising) Regulations 1998, alleging that Mr. Yates and the other respondents (defendants) engaged in misleading and deceptive conduct in the operation of a vending machine business and a mobile telephone business. A default judgment was entered in favor of the Australian Competition and Consumer Commission and against several respondents (defendants), including Mr. Yates, on February 27, 2006 for AUD $3,538,243.94 (approximately US $3,725,000 and on June 5, 2008 for AUD $1,077,673.13 (approximately US $1,139,000)).

Litigation Relating to FHV-LLC and to Mark Trotter and Jolly Backer who are no longer affiliated with FHV-LLC

State of California. On March 18, 2013, FHV-LLC entered into Settlement Agreement, File No. 993-6326 with the State of California, Department of Corporations (the “DOC”). The DOC alleged that we made inaccurate or incomplete disclosures in our 2010 and 2011 Franchise Disclosure Documents regarding our business experience and the business experience of our directors and managers, regarding the litigation history of Mr. Trotter, a former shareholder of FHV-CAL, and Mr. Yates, and regarding the bankruptcy history of Mr. Trotter and Mr. Yates and sold franchises in the State of California without proper Franchise Disclosure Documents. FHV, without admitting or denying the DOC’s allegations, agreed to desist and refrain from making material misrepresentations or omissions in franchise registration applications filed with the DOC, to notify the DOC of material changes that are made to its registered franchise offers, to offer its California franchisees the right to rescind their Franchise Agreements, to pay to the California franchisees who accepted FHV’s offer of rescission, a refund of their initial franchise fees and the depreciated market value of their vending machines in exchange for the termination of their Franchise Agreements and the return of their vending machines, and to waive its rights to a hearing and judicial review of this matter.

State of Washington. On May 24, 2012, FHV-LLC and Jolly Backer, the former Chairman of our Board of Directors, entered into Consent Order S-11-0712-12-CO01 with the State of Washington, Department of Financial Institutions, Securities Division. The Division alleged that we made inaccurate or incomplete disclosures in our 2010 and 2011 Franchise Disclosure Documents regarding our business experience and the business experience of our directors and managers, regarding the litigation history of Mr. Trotter, a former shareholder of FHV-CAL, and Mr. Yates, and regarding the bankruptcy history of Mr. Backer and sold one franchise in the State of Washington with our prior Franchise Disclosure Documents. FHV-LLC and Mr. Backer, without admitting or denying the State’s findings of fact or conclusions of law, agreed in the Consent Order to cease and desist from the offer and sale of franchises in violation of the Washington Franchise Investment Protection Act, to pay the Securities Division $5,000 for its costs of investigation of the matter, and to waive their rights to a hearing and judicial review of this matter. In addition, on May 24, 2012, FHV-CAL, formerly known as YoNaturals, Incorporated, Mr. Trotter, a former shareholder of FHV-CAL, and Mr. Yates entered into Consent Order S-12-0911-12-CO01 with the State of Washington, Department of Financial Institutions, Securities Division. The Division alleged that between 2007 – 2009, FHV-CAL, Mr. Trotter, a former shareholder of FHV-CAL, and Mr. Yates offered and sold business opportunities in Washington without a registered disclosure document and without providing their purchasers with a disclosure document. FHV-CAL, Mr. Trotter and Mr. Yates, without admitting or denying the State’s findings of fact or conclusions of law, agreed in the Consent Order to cease and desist from the offer and sale of business opportunities in violation of the Business Opportunity Fraud Act of the State of Washington, to pay the Securities Division $3,000 for its costs of investigation of the matter, and to waive their rights to a hearing and judicial review of this matter.

Ross Horn v. Fresh Healthy Vending, LLC, Fresh Healthy Vending Holding Company, Inc., Nicholas Yates, Mark Trotter, Jolly Backer, Todd William London and Maria Truong, et. al. (Case No. 37-2013-00057717-CU-CO-CTL, Superior Court of California, County of San Diego) was filed on July 16, 2013. Mr. Horn, a FHV-LLC franchisee, filed a Complaint for rescission of his Franchise Agreement and for restitution and damages, alleging violations.

From time to time, we may in addition become involved in various lawsuits and legal proceedings which arise in the ordinary course of business.

MARKET PRICE AND DIVIDENDS ON OUR COMMON
EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock is quoted on the OTC Bulletin Board under the symbol “GEEM.”  However, our common stock has not traded since our inception.  Accordingly, there is no active market for our securities and no assurance can be given that an active trading market will develop.

Holders

As of July 19, 2013, we had approximately 43 shareholders of record of our common stock and 25,147,847 shares outstanding after giving effect to the stock split and completing the transactions with Daniel Duval described in Item 1.01 above.

Dividends

We have never declared or paid a cash dividend.  Any future decisions regarding dividends will be made by our Board of Directors.  We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future.  Our Board of Directors has complete discretion on whether to pay dividends, subject to the approval of our stockholders.  Even if our Board of Directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the Board of Directors may deem relevant.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this Current Report, which disclosure is incorporated by reference into this section.

DESCRIPTION OF SECURITIES

Our authorized capital stock consists of 100,000,000 shares of $.001 par value common stock and 25,000,000 shares of $.001 par value preferred stock.  We are incorporated in the state of Nevada.

Common Stock

We are authorized to issue up to 100,000,000 shares of common stock, $.001 par value.  Each share of common stock entitles a stockholder to one vote on all matters upon which stockholders are permitted to vote.  Common stock does not confer on the holder any preemptive right or other similar right to purchase or subscribe for any additional securities issued by us and is not convertible into other securities.  No shares of common stock are subject to redemption or any sinking fund provisions.  All the outstanding shares of our common stock are fully paid and non-assessable.  Subject to the rights of the holders of the preferred stock, the holders of shares of our common stock are entitled to dividends out of funds legally available when and as declared by our Board of Directors.  In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to receive, ratably, the net assets available to stockholders after payment of all creditors and any liquidation preference on outstanding preferred stock.

Preferred Stock

We may issue up to 25,000,000 shares of preferred stock, $.001 par value in one or more classes or series within a class as may be determined by our Board of Directors, who may establish, from time to time, the number of shares to be included in each class or series, may fix the designation, powers, preferences and rights of the shares of each such class or series and any qualifications, limitations or restrictions thereof.  Any preferred stock so issued by the Board of Directors may rank senior to the common stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up of us, or both.

No shares of preferred stock are currently outstanding.  The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of our outstanding voting stock.

Transfer Agent and Registrar

Our common shares are issued in registered form.  VStock, LLC, 77 Spruce Street, Suite 201, Cedarhurst, NY 11516, Telephone: (212) 828-8436 is the registrar and transfer agent for our common shares.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our bylaws provide for the indemnification of our directors to the fullest extent permitted by the Nevada General Corporation Law and may, if and to the extent authorized by our Board of Directors, so indemnify our officers and any other person whom we have the power to indemnify against liability, reasonable expense or other matter.  This indemnification policy could result in substantial expenditure by us, which we may be unable to recoup.

Insofar as indemnification by us for liabilities arising under the Exchange Act may be permitted to our directors, officers and controlling persons pursuant to provisions of the Certificate of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy and is, therefore, unenforceable.  In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Exchange Act and will be governed by the final adjudication of such issue.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

None.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements

Filed at the end of this Current Report are the audited financial statements of Fresh Healthy Vending LLC for the years ended December 31, 2012 and 2011.  Also filed at the end of this Current Report are the audited financial statements of Green 4 Media, Inc. for the years ended August 31, 2012 and 2011.

(d) Exhibits

Exhibit No.

Description

2.1

Reorganization and Asset Acquisition Agreement, dated July 19, 2013, among the Company, FHV-FHV Acquisition Corp and the FHV-Holdings Corp. shareholders.

10.1

Business Transfer and Indemnity Agreement, dated July 22, 2013, between the Company and Daniel Duval.

21.1

List of subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2013

Green 4 Media, Inc.

/s/ ALEX KENNEDY

By: Alex Kennedy

Chief Executive Officer

/s/ JONATHAN SHULTZ

By: Jonathan Shultz

Chief Financial Officer

INDEX TO FINANCIAL STATEMENTS

Fresh Healthy Vending LLC Annual Audited Financial Statements

Report of Independent Registered Public Accounting Firm

Balance Sheets at December 31, 2012 and 2011

Statements of Operations and Changes in Members’ Deficit for the years ended December 31, 2012 and 2011

Statements of Cash Flows for the years ended December 31, 2012 and 2011

Notes to Financial Statements

Green 4 Media, Inc. Annual Audited Financial Statements

Report of Independent Registered Public Accounting Firm

Balance Sheets at August 31, 2012 and 2011

Statements of Operations for the year ended August 31, 2012, from June 8, 2011 (Inception) to August 31, 2011 and cumulative from June 8, 2011 (inception) to August 31, 2012

Statement of Changes in Stockholders’ Equity for the year ended August 31, 2012, from June 8, 2011 (Inception) to August 31, 2011 and cumulative from June 8, 2011 (inception) to August 31, 2012

Statements of Cash Flows for the year ended August 31, 2012, from June 8, 2011 (Inception) to August 31, 2011 and cumulative from June 8, 2011 (inception) to August 31, 2012

Notes to the Financial Statements

Fresh Healthy Vending LLC Interim Unaudited Financial Statements

The interim financial statements were not completed as of the required date for the filing of this Current Report.  Such financial statements will be provided in a subsequent amendment to this Current Report.

Green 4 Media, Inc. Interim Unaudited Financial Statements

Balance Sheets at May 31, 2013 and August 31, 2012

Statements of Operations for the three and nine months ended May 31, 2013 and 2012 and from Inception (June 8, 2011) to May 31, 2013

Statements of Cash Flows for the nine months ended May 31, 2013 and 2012 and from Inception (June 8, 2011) to May 31, 2013

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Shareholders of Fresh Healthy Vending LLC

We have audited the accompanying balance sheets of Fresh Healthy Vending LLC as of December 31, 2012 and 2011, and the related statements of operations, changes in members’ deficit, and cash flows for each of the years in the two-year period ended December 31, 2012.  Fresh Healthy Vending LLC’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fresh Healthy Vending LLC as of December 31, 2012, and 2011, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ PKF

San Diego, California

PKF

June 20, 2013

Certified Public Accountants

A Professional Corporation

FRESH HEALTHY VENDING LLC

BALANCE SHEETS

DECEMBER 31, 2012 AND 2011

	2012	2011

Assets
Current assets:
Cash	$248,832	$447,245
Accounts receivable, net	2,104,452	2,785,444
Deferred costs	413,339	1,243,450
Inventories	52,001	43,080
Amounts due from related parties	157,718	38,779
Prepaid expenses and other current assets	10,939	-

Total current assets	2,987,281	4,557,998

Property and equipment:
Vending machines	66,924	162,693
Computer equipment and software	80,969	15,730
Leasehold improvements	63,500	63,500
Furniture	36,663	36,663
Vehicle	12,645	9,340

	260,701	287,926

Less accumulated depreciation and amortization	(69,203)	(47,648)

	191,498	240,278

Deposits	12,542	21,569

Total assets	$3,191,321	$4,819,845

Liabilities and Members' Deficit

Current liabilities:
Accounts payable and accrued liabilities	$316,920	$664,433
Customer advances and deferred revenues	3,883,270	6,374,122
Franchisee refunds due	389,464	220,300
Provision for franchisee rescissions	288,210	-
Accrued personnel expenses	63,974	11,740
Amounts due to related parties	60,000	-
Deferred rent	46,394	64,376

Total current liabilities	5,048,232	7,334,971

Commitments and contingencies (Notes 1, 6 and 7)

Members' deficit (all preferred)	(1,856,911)	(2,515,126)

Total liabilities and members' deficit	$3,191,321	$4,819,845
See accompanying notes to the financial statements.

FRESH HEALTHY VENDING LLC

STATEMENTS OF OPERATIONS AND CHANGES IN MEMBERS’ DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	2012	2011

Revenues:
Vending machine sales, net	$9,202,823	$6,233,228
Franchise fees	760,000	482,500
Company owned machines	105,070	12,053
Agency sales (net) and other	69,195	17,187

	10,137,088	6,744,968

Cost of revenues:
Vending machine sales, net	4,158,839	2,854,950
Company owned machines	116,268	34,298

	4,275,107	2,889,248

Gross margin	5,861,981	3,855,720

Operating expenses:
Selling and marketing	900,174	686,928
General and administrative	3,617,779	2,655,371
Provision for franchisee rescissions	288,210	-

	4,806,163	3,342,299

Income from operations	1,055,818	513,421

Provision for income taxes	22,603	12,590

Net income	1,033,215	500,831

Members' deficit at beginning of year	(2,515,126)	(1,310,957)

Less member distributions	(375,000)	(1,705,000)

Members' deficit at end of year	$(1,856,911)	$(2,515,126)

See accompanying notes to the financial statements.

FRESH HEALTHY VENDING LLC

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	2012	2011

Cash flows from operating activities:
Net income	$1,033,215	$500,831
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation and amortization	54,928	36,490
Bad debt expense	25,000	-
Provision for franchisee rescissions	288,210	-
Gain on sales of property and equipment	(46,116)	-
Deferred rent	(17,982)	876
Changes in operating assets and liabilities:
Accounts receivable	655,992	(1,694,775)
Deferred costs	830,111	(950,528)
Inventories	(8,921)	(43,080)
Prepaid expenses and other assets	(10,939)	13,567
Deposits	9,027	(7,657)
Accounts payable and accrued liabilities	(347,513)	167,819
Customer advances and deferred revenues	(2,490,852)	3,995,222
Accrued personnel expenses	52,234	11,740
Franchisee refunds due	169,164	220,300

Cash flows from operating activities	195,558	2,250,805

Cash flows from investing activities:
Purchases of property and equipment	(243,663)	(137,230)
Sales of property and equipment	283,631	-
Amounts advanced to related parties	(118,939)	(30,582)

Cash flows from investing activities	(78,971)	(167,812)

Cash flows from financing activities:
Amounts received from related parties	60,000	(22,024)
Member distributions	(375,000)	(1,705,000)

Cash flows from financing activities	(315,000)	(1,727,024)

Change in cash	(198,413)	355,969

Cash, beginning of year	447,245	91,276

Cash, end of year	$248,832	$447,245

Supplemental disclosure of cash flow information:
Cash paid for:
Income taxes	$22,603	$12,590

See accompanying notes to the financial statements.

Fresh Healthy Vending LLC

Notes to Consolidated Financial Statements

1.

Organization and summary of significant accounting policies

Fresh Healthy Vending LLC (“we” or “our Company”) was formed as a limited liability company in California in 2010 as a franchisor of healthy drinks and snack vending machines that features cashless payment devices and remote monitoring software. The Company uses in-house location specialists that are responsible for securing locations for the franchisees and has a nationwide product distribution chain.

Our Company’s existence is not scheduled to terminate on a date specified within its operating agreement.  Our limited liability company documents filed with the State of California specifies a limit of liability for all of its members.

Basis of accounting

Our financial statements are prepared in conformity with generally accepted accounting principles of the United States of America.

Use of estimates

The preparation of our Company’s financial statements requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of our financial statements and the reported amounts of revenues, costs and expenses during the reporting period.  Actual results could differ significantly from those estimates.

Significant estimates include our provisions for bad debts and franchisee rescissions and it is at least reasonably possible that a change in the estimates will occur in the near term.

Revenue recognition

We recognize revenues and associated costs in connection with franchisees at the time that we have substantially performed or satisfied all material services or conditions relating to the franchise agreement.  We consider substantial performance to have occurred when: 1) no remaining obligations remain unfulfilled under the franchise agreement; 2) there is no intent to refund any cash received or to forgive any unpaid amounts due from franchisees; 3) all of the initial services spelled out in the franchise agreement have been performed; and 4) we have met all other material conditions or obligations.  Amounts invoiced to franchisees for which we have not met these criteria for revenue recognition along with the related costs incurred therewith are accounted for as customer deposits and deferred revenues and deferred costs in the accompanying balance sheets, respectively. Revenues and expenses from product sales to franchisees are roughly equivalent and are accounted for on a net basis in the accompanying statements of operations as agency sales, net. Royalty fees are recognized as revenue when earned.  Advertising fees are recorded as a liability until marketing expenditures are incurred.

Cash and cash equivalents

We consider all investments with an original maturity of three months or less to be cash equivalents.  When present, cash equivalents primarily represent funds invested in money market funds, bank certificates of deposit and U.S. government debt securities whose cost equals fair market value.  We had no cash equivalents at December 31, 2012 or 2011.  We may maintain our cash and cash equivalents in amounts that exceed federally insured limits.  We have not experienced any losses with respect to cash and we believe our Company is not exposed to any significant credit risk with respect to our cash.

Accounts receivable, net

Accounts receivable arise primarily from invoices for customer deposits and are carried at their estimated collectible amounts, net of any estimated allowances for doubtful accounts.  We grant unsecured credit to our customers deemed credit worthy.  Ongoing credit evaluations are performed and potential credit losses estimated by management are charged to operations on a regular basis.  At the time any particular account receivable is deemed uncollectible, the balance is charged to the allowance for doubtful accounts.  Our allowance for doubtful accounts totaled $25,000 at December 31, 2012 (there was no allowance for doubtful accounts at December 31, 2011).

Inventories

Inventories consists of purchased food and beverages in Company owned vending machines and vending machine parts held for resale and is valued at the lower of cost or market, with cost determined using the average cost method.

Fresh Healthy Vending LLC

Notes to Consolidated Financial Statements

Property and equipment

Property and equipment consists primarily of Company owned vending machines, computer and office equipment and software used in our operations.  Property and equipment is carried at cost and depreciated using the straight-line method over their estimated useful lives of the individual assets (generally five to seven years).  Leasehold improvements are amortized over the lesser of the term of the related lease or the estimated useful life of the asset (63 months).  Costs incurred for maintenance and repairs are expensed as incurred and expenditures for major replacements and improvements are capitalized and depreciated over their estimated remaining useful lives. Depreciation and amortization expense for the years ended December 31, 2012 and 2011 totaled $54,928 and $36,490, respectively.

Impairment of long-lived assets

We record impairment losses on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amount.  If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the estimated fair value of the assets.  There were no impairments of long-lived assets in either 2012 or 2011.

Deferred rent

We entered into an operating lease for our corporate offices in San Diego that contains provisions for future rent increases, leasehold improvement allowances and rent abatements. We record monthly rent expense equal to the total of the payments due over the lease term, divided by the number of months of the lease term. The difference between the rent expense recorded and the amount paid is credited or charged to deferred rent, which is reflected as a separate line item in the accompanying balance sheets.  Additionally, the Company recorded as deferred rent the cost of the leasehold improvements paid by the landlord, which is amortized on a straight-line basis over the term of the lease.

Advertising

We expense advertising costs as incurred.  We have no existing arrangements under which we provide or receive advertising services from others for any consideration other than cash.  Advertising expense totaled $575,885 and $515,548 during 2012 and 2011, respectively.

Freight costs and fees

Outbound freight charged to customers is recorded as revenue.  The related outbound freights costs are considered period costs and charged to cost of revenues.  Outbound freight costs charged to customers totaled $71,551 and $31,000 for the years ended December 31, 2012 and 2011, respectively.

Income taxes

Our Company is classified as a partnership for income tax purposes and therefore is not subject to federal income taxes.  Accordingly, all tax attributes derived from the operations of our Company are passed through to our members and are reported on the members’ tax return.  There is no provision for federal income taxes included in our Company’s financial statements.  Although our Company is not subject to income taxes, it is liable for various state fees.  Income taxes reported on the accompanying statements of operations represent state limited liability company fees.

We review and evaluate tax positions within our Company’s major jurisdictions and determine whether or not there are uncertain tax positions that require financial statement recognition.  Our Company recognizes uncertain tax positions if it is more likely than not to be sustained upon examination by the applicable taxing authority, including the resolution of any related appeals or litigation processes, based on the technical merits of the position.  We measure tax liabilities as the largest amount of liability that is greater than fifty percent likely of being realized upon ultimate settlement, which could result in our Company recording a tax liability that would increase members’ deficit.

Income Taxes (continued)

As of December 31, 2012 and 2011, no reserves for uncertain tax positions were required to be recorded for any of our Company’s open tax years.  Our Company is not subject to examination by U.S federal and state tax authorities for tax years prior to our inception in 2010.  Our Company’s policy is to recognize interest and penalties on unrecognized tax liabilities in income tax expense within the statements of operations.  We did not recognize any interest and penalties for the years ended December 31, 2012 and 2011.  We are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax liabilities will change materially

Fresh Healthy Vending LLC

Notes to Consolidated Financial Statements

within 12 months subsequent to December 31, 2012.  As a result, no other income tax liability or expense has been recorded in the accompanying financial statements.

Litigation

From time to time, we may become involved in litigation and other legal actions.  We estimate the range of liability related to any pending litigation where the amount and range of loss can be estimated.  We record our best estimate of a loss when the loss is considered probable.  Where a liability is probable and there is a range of estimated loss with no best estimate in the range, we record a charge equal to at least the minimum estimated liability for a loss contingency when both of the following conditions are met: (i) information available prior to issuance of the financial statements indicates that it is probable that an asset had been impaired or a liability had been incurred at the date of the financial statements and (ii) the range of loss can be reasonably estimated.

Additionally, our Company is subject to state review of our Franchise Disclosure Documents included with franchise agreements we enter into.  Such state review could lead to our Company being prohibited from entering into franchising agreements with the reviewing state.

2.

Profit and loss allocation to members

Our Company has 100 common units outstanding and 100 preferred units outstanding.  As of December 31, 2012 and 2011 and during both 2012 and 2011, all members’ deficit activities and balances involved preferred units.  The preferred units of our Company are owned by FHV Holdings Corp. (“Holdings”) and include preferences to distributions that are triggered by various performance milestones. The first $11 million of cumulative net cash flow (as defined by the operating agreement), from operations are required to be distributed entirely to Holdings. The next $1 million of net cash flow are required to be distributed 80% to Holdings.  The next $1 million of net cash flow are required to be distributed 70% to Holdings.  Net cash flow in excess of $13 million is required to be distributed 60% to Holdings.

All proceeds from a change of control transaction shall be distributed 95% to Holdings.  All other distributions shall be made in accordance with distributions from cumulative cash flows from operations as noted above.  Profits and losses are allocated among members in the same manner as distributions.  All other rights and privileges of the common and preferred holders are identical.

3.

Related party transactions

One of Holdings’ owners (and the sole owner after February 2013) is a former employee of our Company (the “Former Employee”).  We had amounts due from Holdings totaling $130,046 and $22,652 at December 31, 2012 and 2011, respectively.  We had amounts due from the Former Employee totaling $27,672 and $16,127 at December 31, 2012 and 2011, respectively.  We owed $60,000 to the Former Employee at December 31, 2012 (no amounts were owed to the Former Employee at December 31, 2011).  All amounts due from and to related parties are unsecured, non-interest bearing and due on demand and are included in our accompanying balance sheets.

4.

Franchise information

Our franchise agreements generally require an initial non-refundable fee per machine (generally $1,000) per franchise.  New franchisees are generally required to purchase a minimum of ten snack vending machines or five coffee vending machines.  Initial franchise fees are primarily intended to compensate our Company for granting the right to use our Company’s trademark and to offset the costs of finding locations for vending machines, developing training programs and the operating manual.  The term of the initial franchise agreement is generally five to ten years.  Options to renew the franchise for one or five year terms are available for $1,000 or $5,000 per franchise, respectively.

Beginning in 2012, franchise agreements generally also provide for continuing royalty and advertising fees which are based on monthly gross revenues of each vending machine that exceeds a minimum number of weekly transactions.  The royalty fee (generally 6% of gross revenues) compensates our Company for various advisory services that we provide to the franchisee on an on-going basis.  The advertising fee (generally $75 per machine per year) funds various marketing efforts as determined at our discretion.

We recorded net agency revenues for the sales of food and beverages in the accompanying statements of operations of $69,195 and $17,187 for the years ended December 31, 2012 and 2011, respectively.  The revenues and costs from food and beverages totaled $2,002,458 and $1,933,263, respectively, for the year ended December 31, 2012 ($871,509 and $854,322, respectively, for the year ended December 31, 2011).

Fresh Healthy Vending LLC

Notes to Consolidated Financial Statements

Franchise statistics for the years ended December 31, 2012 and 2011 are as follows:

	2012	2011
Franchises in operation, beginning of year	103	32
New franchises granted	57	77
Franchises cancelled	(15)	(6)
Franchises in operation, end of year	145	103

We operated 10 and 31 vending machines for our own benefit at December 31, 2012 and 2011, respectively.

5.

Concentrations

Our vending machines are supplied by a single manufacturer who sells through a limited number of suppliers. Although there are a limited number of manufacturers of vending machines, we believe that other suppliers could provide similar machines on comparable terms. A change in suppliers, however, could cause a delay in deliveries and a possible loss of sales, which would adversely affect our operating results.

6.

Leases

We lease our offices under a non-cancelable operating lease that expires in July 2015.  We are also required to pay common area maintenance fees under the terms of the lease. We also lease office equipment under an operating lease that expires in February 2015.  Future minimum lease payments under all operating leases are as follows: 2013 - $128,034; 2014 - $131,629; and 2015 - $75,359 (totaling $355,022).  Rent expense totaled $117,301 and $147,785 for the years ended December 31, 2012 and 2011, respectively.

7.

Subsequent events

Management has evaluated subsequent events through June 20, 2013.

In March 2013, we entered into a settlement agreement (the “Settlement”) with the State of California regarding inaccurate and incomplete disclosures in our 2010 and 2011 Franchise Disclosure Documents (“FDD”).  The Settlement was in response to a complaint brought against our Company in May 2012.  As part of the Settlement, we agreed to amend our FDD to include complete disclosures and to offer our California franchisees the right to rescind their franchise agreements. Any California franchisee that accepts the offer of rescission is entitled to a refund of its initial franchise fees and the depreciated market value of its vending machines.

We determined that 13 franchisees who collectively purchased 172 vending machines are eligible for the offer of rescission. We have notified seven of these franchisees through May 2013 and intend to notify the remainder of the franchisees prior to July 17, 2013.  The total possible refunds due to all franchisees should they all accept the offers of rescission would be approximately $718,000.  Based on the responses we received from the franchisees contacted to date, we estimated that the minimum liability for estimated refunds to be paid to the franchisees (net of the estimated value of any goods to be received) will total approximately $169,000.  We have recognized a charge to operations during 2012 as a provision for franchisee rescissions and a related liability at December 31, 2012 totaling $288,210, which was our best estimate of the loss given the information at hand at this time and also includes an estimate of amounts that could be realized from a franchisee rescission from outside of California.  Although we have made and accrued a good faith estimate of the liability for the Settlement, the final amount will likely vary and the variance could be material.

During May 2013, we received a demand for rescission of a franchise agreement and the payment of $120,000 from a franchisee in the state of Oregon.  The basis of the franchisee’s demand for refund and rescission was incomplete disclosure in our FDD.  We are currently in discussions with the franchisee and believe a settlement of the claim for a reduced amount is likely although a final settlement and agreement of terms remains pending.

Beginning April 2013 through June 19, 2013, we issued notes payable to four entities or individuals in exchange for cash proceeds totaling $275,000.  The notes are unsecured and bear interest at 12% per annum, adjusted to 15% per annum should we be in default on their terms.  The notes mature on the earlier of their being outstanding for 60 days, upon the transfer of 25% or more of our Company’s share ownership or upon our merger with a public company (all as defined in the note agreements).  Notes payable with a principal face value totaling $150,000 are extended with non-assignable rights to purchase any securities that our Company may offer at 85% of the price offered to investors. Repayment of the notes are personally guaranteed by the Former Employee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Green 4 Media, Inc.

We have audited the accompanying balance sheets of Green 4 Media, Inc., (“the Company”) as of August 31, 2012 and 2011, and the related statements of operations, stockholders’ equity and cash flows for the years then ended and for the cumulative period from  June 8, 2011 (date of inception) through August 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Green 4 Media, Inc., as of August 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended and for the cumulative period from June 8, 2011 (date of inception) through August 31, 2012, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company is in the development stage, has not earned significant revenue, has suffered net losses and has had negative cash flows from operating activities during the year ended August 31, 2012 and for the cumulative period from June 8, 2011 (date of inception) through August 31, 2012. These matters raise substantial doubt about the Company's ability to continue as a going concern.  Management's plans in regard to these matters are also described in Note 5. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

/s/ Sadler, Gibb & Associates, LLC

Farmington, UT

November 26, 2012

GREEN 4 MEDIA, INC. (A Development Stage Company)
Balance Sheets As of August 31,

	2012	2011
ASSETS
Current assets
Cash and cash equivalents	$14,604	$8,766
Accounts receivable	10,204	-
Prepaid expenses	5,343	-
Total current assets	30,151	8,766
Total assets	$30,151	$8,766

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES Current liabilities
Accounts payable and accrued liabilities	$1,777	$75
General excise tax payable	1,021	-
Deferred revenue	5,834	-
Due to related party	-	325
Total current liabilities	8,632	400
Total liabilities	8,632	400

Commitments and contingencies
Stockholders’ equity:
Preferred stock; $0.001 par value; 25,000,000 shares authorized; none issued and outstanding	-	-
Common stock; $0.001 par value; 100,000,000 shares authorized; 1,575,000 and 1,000,000 shares issued and outstanding, respectively	1,575	1,000
Additional paid-in capital	65,925	9,000
Deficit accumulated during the development stage	(45,981)	(1,634)
Total stockholders' equity	21,519	8,366
Total liabilities and stockholders’ equity	$30,151	$8,766
The accompanying notes are an integral part of these financial statements.

GREEN 4 MEDIA, INC. (A Development Stage Company) Statements of Operations

	Year ended August 31, 2012	From June 8, 2011 (inception) to August 31, 2011	Cumulative from June 8, 2011 (inception) to August 31, 2012

Revenues	$25,419	$-	$25,419
Operating expenses:
Selling, general and administrative	23,035	996	24,031
Professional fees	46,731	638	47,369
Total operating expenses	69,766	1,634	71,400
Net loss	$(44,347)	$(1,634)	$(45,981)
Basic and diluted loss per common share	$(0.03)	$-
Weighted average number of common shares outstanding	1,389,631	988,095

The accompanying notes are an integral part of these financial statements.

GREEN 4 MEDIA, INC.

(A Development Stage Company)

Statements of Stockholders’ Equity

From June 8, 2011 (Inception) through August 31, 2012

	Common stock
	Shares	Amount	Additional paid-in capital	Deficit accumulated during the development stage	Total stockholders’ equity

Balance – June 8, 2011 (Inception)	-	$-	$-	$-	$-
Common stock issued for cash at $0.01 per share	1,000,000	1,000	9,000	-	10,000
Loss for the period	-	-	-	(1,634)	(1,634)
Balance – August 31, 2011	1,000,000	1,000	9,000	(1,634)	(8,366)
Common stock issued for cash at $0.10 per share	575,000	575	56,925	-	57,500
Loss for the period	-	-	-	(44,347)	(44,347)
Balance at March 31, 2013	1,575,000	$1,575	$65,925	$(45,981)	$(21,519)

The accompanying notes are an integral part of these financial statements.

GREEN 4 MEDIA, INC.

(A Development Stage Company)

STATEMENTS OF CASH FLOWS

	Year ended August 31, 2012	From June 8, 2011 (inception) to August 31, 2011	Cumulative from June 8, 2011 (inception) to August 31, 2012

Cash flows from operating activities:
Net loss	$(44,347)	$(1,634)	$(45,981)
Adjustments to reconcile net loss to net cash used by operating activities:
Expenses paid by related party	-	325	325
Changes in operating assets and liabilities:
Accounts receivable	(10,204)	-	(10,204)
Prepaid expenses	(5,343)	-	(5,343)
Accounts payable and accrued liabilities	1,702	75	1,777
General excise tax payable	1,021	-	1,021
Deferred revenue	5,834	-	5,834
Net cash used in operating activities	(51,337)	(1,234)	(52,571)
Cash flows from investing activities	-	-	-
Cash flows from financing activities:
Issuance of common stock for cash	57,500	10,000	67,500
Payments to a related party	(325)	-	(325)
Net cash provided by financing activities	57,175	10,000	67,175
Net increase (decrease) in cash	5,838	8,766	14,604
Cash and cash equivalents – beginning of period	8,766	-	-
Cash and cash equivalents – end of period	$14,604	$8,766	$14,604
Supplemental disclosure of cash flow information: Cash paid for interest	$-	$-	$-
Cash paid for income taxes	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

GREEN 4 MEDIA, INC.

(A Development Stage Company)

Notes to Financial Statements

August 31, 2012 and 2011

1.

Organization and description of business

Green 4 Media, Inc. (the “Company”) is a Nevada corporation incorporated on June 8, 2011.  It is based in Kamuela, Hawaii, USA.  The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America, and the Company’s fiscal year end is August 31.

The Company is a development stage company that operates as an Eco Marketing and Advertising company offering solutions to clients wishing to stand out of the crowd by showing they care about the environment with the use of natural and sustainable materials in their advertising.  The Company has begun to recognize revenues from its planned operations after having devoted its activities to its formation and the raising of equity capital.

2.

Summary of Significant Accounting Policies

Development Stage Company

The Company is considered to be in the development stage as defined in ASC 915 “Development Stage Entities.”  The Company is devoting substantially all of its efforts to development of business plans.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.  Actual results could differ from those estimates. The Company’s periodic filings with the Securities and Exchange Commission include, where applicable, disclosures of estimates, assumptions, uncertainties and markets that could affect the financial statements and future operations of the Company.

Cash and Cash Equivalents

Cash and cash equivalents include cash in banks, money market funds, and certificates of term deposits with maturities of less than three months from inception, which are readily convertible to known amounts of cash and which, in the opinion of management, are subject to an insignificant risk of loss in value.  The Company had $14,604 and $8,766 in cash and cash equivalents at August 31, 2012 and 2011, respectively.

Start-Up Costs

In accordance with ASC 720, “Start-up Activities”, the Company expenses all costs incurred in connection with the start-up and organization of the Company.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying consolidated financial statements.

Accounts Receivable

Accounts receivable consist of charges for service provided to customers. An allowance for doubtful accounts is considered to be established for any amounts that may not be recoverable, which is based on an analysis of the Company’s customer credit worthiness, and current economic trends.  Based on management’s review of accounts receivable, no allowance for

GREEN 4 MEDIA, INC.

(A Development Stage Company)

Notes to Financial Statements

August 31, 2012 and 2011

doubtful accounts was considered necessary.   Receivables are determined to be past due, based on payment terms of original invoices.  The Company does not typically charge interest on past due receivables.

Revenue Recognition

The Company recognizes revenue from the sale of services in accordance with ASC 605, “Revenue Recognition.”  Revenue consists of internet marketing services; focusing on website design, search engine optimization, and viral social media marketing. Sales income is recognized only when all of the following criteria have been met:

i)         Persuasive evidence for an agreement exists;

ii)        Service has been provided;

iii)       The fee is fixed or determinable; and

iv)       Revenue is reasonably assured.

Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk primarily consist of its cash and cash equivalents and related party payables it will likely incur in the near future.  The Company places its cash and cash equivalents with financial institutions of high credit worthiness.  At times, its cash and cash equivalents with a particular financial institution may exceed any applicable government insurance limits.  The Company’s management plans to assess the financial strength and credit worthiness of any parties to which it extends funds, and as such, it believes that any associated credit risk exposures are limited.

Net Loss Per Share of Common Stock

The Company has adopted ASC 260, “Earnings per Share,” (“EPS”) which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation.  In the accompanying financial statements, basic loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.

The following table sets forth the computation of basic and diluted earnings per share, for the year ended August 31, 2012 and period ended August 31, 2011:

	Year ended August 31, 2012	From June 8, 2011 (Inception) to August 31, 2011
Net loss	$(44,347)	$(1,634)
Weighted average common shares outstanding (basic and diluted)	1,389,631	988,095
Net loss per share (basic and diluted)	$(0.03)	$-

The Company has no potentially dilutive securities, such as options or warrants, currently issued and outstanding.

Recent Accounting Pronouncements

Except for rules and interpretive releases of the SEC under authority of federal securities laws and a limited number of grandfathered standards, the FASB Accounting Standards Codification™ (“ASC”) is the sole source of authoritative GAAP

GREEN 4 MEDIA, INC.

(A Development Stage Company)

Notes to Financial Statements

August 31, 2012 and 2011

literature recognized by the FASB and applicable to the Company.  Management has reviewed the aforementioned rules and releases and believes any effect will not have a material impact on the Company's present or future financial statements.

3.

Capital stock

Authorized Stock

The Company has authorized 100,000,000 common shares and 25,000,000 preferred shares, both with a par value of $0.001 per share.  Each common share entitles the holder to one vote, in person or proxy, on any matter on which action of the stockholders of the corporation is sought.

Share Issuance

Since inception (June 8, 2011) to August 31, 2012, the Company has issued 1,000,000 common shares at $0.01 per share for $10,000 in cash, and 575,000 common shares at $0.10 per share for $57,500 in cash for total cash proceeds of $67,500.  There were 1,575,000 and 1,000,000 common shares issued and outstanding at August 31, 2012 and 2011, respectively.  Of these shares, 1,000,000 were issued to a director and officer of the Company.

There are no preferred shares outstanding.  The Company has issued no authorized preferred shares.  The Company has no stock option plan, warrants or other dilutive securities.

4.

Provision for income taxes

The Company provides for income taxes under ASC 740, Accounting for Income Taxes. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse. ASC 740 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 34% to the net loss before provision for income taxes for the following reasons:

	Year ended August 31, 2012	From June 8, 2011 (Inception) to August 31, 2011
Income tax expense at statutory rate	$(15,078)	$(556)
Valuation allowance	15,078	556
Income tax expense per books	$-	$-

Net deferred tax assets consist of the following components as of:

	Year ended August 31, 2012	From June 8, 2011 (Inception) to August 31, 2011
NOL Carryover	$15,634	$556
Valuation allowance	(15,634)	(556)
Net deferred tax asset	$-	$-

GREEN 4 MEDIA, INC.

(A Development Stage Company)

Notes to Financial Statements

August 31, 2012 and 2011

Due to the change in ownership provisions of the Income Tax laws of United States of America, net operating loss carry forwards of approximately $45,981 for federal income tax reporting purposes are subject to annual limitations. When a change in ownership occurs, net operating loss carry forwards may be limited as to use in future years.

5.

Due to related party

During the year ended August 31, 2012, the Company made cash payments on its director loan totaling $325, leaving a non-interest bearing loan balance of $0.

6.

Going concern and liquidity considerations

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business.  As at August 31, 2012, the Company has a loss from operations for the year ended of $44,347, an accumulated deficit of $45,981, and working capital of $21,519 and has earned $25,419 in revenues since inception.  The Company intends to fund operations through equity financing arrangements, which may be insufficient to fund its capital expenditures, working capital and other cash requirements for the year ending August 31, 2013.

The ability of the Company to emerge from the development stage is dependent upon, among other things, obtaining additional financing to continue operations, and development of its business plan.  In response to these problems, management intends to raise additional funds through public or private placement offerings.

These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

7.

Subsequent events

In accordance with ASC 855, Company management reviewed all material events through the date of this report and determined that there are no additional material subsequent events to report.

GREEN 4 MEDIA, INC.

 (A Development Stage Company)

Condensed Balance Sheets

ASSETS
	May 31, 2013	August 31, 2012
	(Unaudited)
Current Assets
Cash and cash equivalents	$148	$14,604
Accounts receivable	-	10,204
Prepaid expenses	-	5,343
Total Current Assets	148	30,151

TOTAL ASSETS	$148	$30,151

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

LIABILITIES
Current Liabilities
Accounts payable and accrued liabilities	$1,554	$1,777
General excise tax payable	65	1,021
Deferred revenue	-	5,834
Total Current Liabilities	1,619	8,632

TOTAL LIABILITIES	1,619	8,632

STOCKHOLDERS’ EQUITY (DEFICIT)
Preferred stock, par value $0.001, 25,000,000 shares authorized, none issued and outstanding	-	-
Common Stock, par value $0.001, 100,000,000 shares authorized, 1,575,000 shares issued and outstanding	1,575	1,575
Additional paid-in capital	65,925	65,925
Deficit accumulated during the development stage	(68,971)	(45,981)
Total Stockholders’ Equity (Deficit)	(1,471)	21,519

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$148	$30,151

The accompanying notes are an integral part of these condensed financial statements.

GREEN 4 MEDIA, INC.

(A Development Stage Company)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended May 31,		For the Nine Months Ended May 31,		Cumulative From Inception (June 8, 2011) to May 31, 2013
2013		2012	2013	2012

REVENUES	$1,400	$10,582	$9,634	$14,024	$35,053

OPERATING EXPENSES:
Selling, general and administrative	1,596	12,781	19,150	17,590	43,181
Professional fees	2,757	12,555	13,474	26,218	60,843
Total Operating Expenses	4,353	25,336	32,624	43,808	104,024

NET LOSS	$(2,953)	$(14,754)	$(22,990)	$(29,784)	$(68,971)

Basic and Diluted Loss per Common Share	$(0.00)	$(0.01)	$(0.01)	$(0.02)

Weighted Average Number of Common Shares Outstanding, Basic and Diluted	1,575,000	1,574,457	1,575,000	1,331,259

The accompanying notes are an integral part of these condensed financial statements.

GREEN 4 MEDIA, INC.

(A Development Stage Company)

Condensed Statements of Cash Flows

(Unaudited)

	For the Nine Months Ended May 31,		Cumulative From Inception (June 8, 2011) to May 31, 2013
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(22,990)	$(29,784)	$(68,971)
Adjustments to reconcile net loss to net cash used in operating activities:
Expenses paid by related party	-	-	325
Changes in operating assets and liabilities:
Accounts receivable	10,204	(5,784)	-
Prepaid expenses	5,343	(625)	-
Accounts payable and accrued liabilities	(223)	1,219	1,554
General excise tax payable	(956)	562	65
Deferred revenue	(5,834)	-	-
Net cash used in operating activities	(14,456)	(34,412)	(67,027)

CASH FLOWS FROM INVESTING ACTIVITIES	-	-	-

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock for cash	-	57,500	67,500
Payments to a related party	-	(325)	(325)
Net cash provided by financing activities	-	57,175	67,175

Net increase (decrease) in cash and cash equivalents	(14,456)	22,763	148

Cash and cash equivalents - beginning of period	14,604	8,766	-

Cash and cash equivalents - end of period	$148	$31,529	$148

Supplemental Cash Flow Disclosure:
Cash paid for interest	$-	$-	$-
Cash paid for income taxes	$-	$-	$-

The accompanying notes are an integral part of these condensed financial statements.

GREEN 4 MEDIA, INC.

(A Development Stage Company)

Notes to Unaudited Condensed Financial Statements

May 31, 2013

NOTE 1 -

THE COMPANY AND BASIS OF PRESENTATION

Green 4 Media, Inc. (the “Company”) is a Nevada corporation incorporated on June 8, 2011.  It is based in Kamuela, Hawaii, USA.  The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America, and the Company’s fiscal year end is August 31.

The Company is a development stage company that operates as an Eco Marketing and Advertising company offering solutions to clients wishing to stand out of the crowd by showing they care about the environment with the use of natural and sustainable materials in their advertising.  The Company has begun to recognize revenues from its planned operations after having devoted its activities to its formation and the raising of equity capital.

The accompanying unaudited condensed financial statements of the Company were prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission (“SEC”). Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations. Management of the Company (“Management”) believes that the following disclosures are adequate and sufficient to make the information presented not misleading. These financial statements should be read in conjunction with the audited financial statements and the notes thereto for the year ended August 31, 2012 included in the Company’s Form 10-K, as filed with the SEC on November 29, 2012.

These unaudited condensed financial statements reflect all adjustments, consisting only of normal recurring adjustments that, in the opinion of Management, are necessary to present fairly the financial position and results of operations of the Company for the periods presented. Operating results for the nine months ended May 31, 2013, are not necessarily indicative of the results that may be expected for the year ending August 31, 2013 or for any other period.

NOTE 2 -

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development Stage Company

The Company is considered to be in the development stage as defined in ASC 915 “Development Stage Entities.”  The Company is devoting substantially all of its efforts to development of business plans.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.  Actual results could differ from those estimates. The Company’s periodic filings with the Securities and Exchange Commission include, where applicable, disclosures of estimates, assumptions, uncertainties and markets that could affect the financial statements and future operations of the Company.

Cash and Cash Equivalents

Cash and cash equivalents include cash in banks, money market funds, and certificates of term deposits with maturities of less than three months from inception, which are readily convertible to known amounts of cash and which, in the opinion of management, are subject to an insignificant risk of loss in value.  The Company had $148 and $14,604 in cash and cash equivalents at May 31, 2013 and August 31, 2012, respectively.

GREEN 4 MEDIA, INC.

(A Development Stage Company)

Notes to Unaudited Condensed Financial Statements

May 31, 2013

Start-Up Costs

In accordance with ASC 720, “Start-up Activities”, the Company expenses all costs incurred in connection with the start-up and organization of the Company.

Accounts Receivable

Accounts receivable consist of charges for service provided to customers. An allowance for doubtful accounts is considered to be established for any amounts that may not be recoverable, which is based on an analysis of the Company’s customer credit worthiness, and current economic trends.  Based on management’s review of accounts receivable, no allowance for doubtful accounts was considered necessary.   Receivables are determined to be past due, based on payment terms of original invoices.  The Company does not typically charge interest on past due receivables.

Revenue Recognition

The Company recognizes revenue from the sale of services in accordance with ASC 605, “Revenue Recognition.”  Revenue consists of internet marketing services; focusing on website design, search engine optimization, and viral social media marketing. Sales income is recognized only when all of the following criteria have been met:

i)         Persuasive evidence for an agreement exists;

ii)        Service has been provided;

iii)       The fee is fixed or determinable; and

iv)       Collection is reasonably assured.

Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk primarily consist of its cash and cash equivalents and related party payables it will likely incur in the near future.  The Company places its cash and cash equivalents with financial institutions of high credit worthiness.  At times, its cash and cash equivalents with a particular financial institution may exceed any applicable government insurance limits.  The Company’s management plans to assess the financial strength and credit worthiness of any parties to which it extends funds, and as such, it believes that any associated credit risk exposures are limited.

Net Loss Per Share of Common Stock

The Company has adopted ASC 260, “Earnings per Share,” (“EPS”) which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation.  In the accompanying financial statements, basic loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.

GREEN 4 MEDIA, INC.

(A Development Stage Company)

Notes to Unaudited Condensed Financial Statements

May 31, 2013

The following table sets forth the computation of basic and diluted earnings per share, for the three and nine months ended May 31, 2013 and 2012:

	Three Months Ended May 31,		Nine Months Ended May 31,
	2013	2012	2013	2012
Net loss	$(2,953)	$(14,754)	$(22,990)	$(29,784)

Weighted average common shares
outstanding (Basic and Diluted)	1,575,000	1,574,457	1,575,000	1,331,259

Net loss per share (Basic and Diluted)	$(0.00)	$(0.01)	$(0.01)	$(0.02)

The Company has no potentially dilutive securities, such as options or warrants, currently issued and outstanding.

Recent Accounting Pronouncements

Except for rules and interpretive releases of the SEC under authority of federal securities laws and a limited number of grandfathered standards, the FASB Accounting Standards Codification™ (“ASC”) is the sole source of authoritative GAAP literature recognized by the FASB and applicable to the Company.  Management has reviewed the aforementioned rules and releases and believes any effect will not have a material impact on the Company's present or future financial statements.

NOTE 3 -   CAPITAL STOCK

Authorized Stock

The Company has authorized 100,000,000 common shares and 25,000,000 preferred shares, both with a par value of $0.001 per share.  Each common share entitles the holder to one vote, in person or proxy, on any matter on which action of the stockholders of the corporation is sought.

Share Issuance

Since inception (June 8, 2011) to May 31, 2013, the Company has issued 1,000,000 common shares at $0.01 per share for $10,000 in cash during the 2011 fiscal year, and 575,000 common shares at $0.10 per share for $57,500 in cash during the 2012 fiscal year for total cash proceeds of $67,500.  There were 1,575,000 common shares issued and outstanding at May 31, 2013 and August 31, 2012.  Of these shares, 1,000,000 were issued to a director and officer of the Company.

There were no preferred shares issued and outstanding. The Company has no stock option plan, warrants or other dilutive securities.

NOTE 4 -

GOING CONCERN AND LIQUIDITY CONSIDERATIONS

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business.  As at May 31, 2013, the Company has a loss from operations for the nine month period ended of $22,990, an accumulated deficit of $68,971, and a working capital deficiency of $1,471 and has earned $35,053 in revenues since inception.  The Company intends to fund operations through equity financing arrangements, which may be insufficient to fund its capital expenditures, working capital and other cash requirements for the year ending August 31, 2013.

GREEN 4 MEDIA, INC.

(A Development Stage Company)

Notes to Unaudited Condensed Financial Statements

May 31, 2013

The ability of the Company to emerge from the development stage is dependent upon, among other things, obtaining additional financing to continue operations, and development of its business plan.  In response to these problems, management intends to raise additional funds through public or private placement offerings.

These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 5 -

SUBSEQUENT EVENTS

In accordance with ASC 855, Company management reviewed all material events through the date of this report and determined that there are no material subsequent events to report.